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                               BASIC LEASE INFORMATION


Lease Date:         February 10, 1999.

Tenant:             FLASHNET COMMUNICATIONS, INC.

Address of Tenant:  3001 Meacham Blvd., Suite 100
                    Fort Worth, Texas 76137
                    Attention: Bob Carpenter

Landlord:           Mercantile Partners, L.P., a Texas limited partnership

Address of          2650 Meacham Blvd.
Landlord:           Fort Worth, Texas 76137-4203
                    Phone No.: (817) 831-4106
                    Attention:  Brian L. Randolph

Common Areas:       Areas devoted to corridors, elevator foyers, restrooms,
                    mechanical rooms, janitor closets, and other similar facilities for the use of all tenants on the particular floor of the Building, excluding vending areas, meeting rooms, recreational areas, and the like for the use of all tenants in the Building.

Premises:           Suite No. 100 which is located in the office building
                    located at 3001 Meacham Blvd., Fort Worth, Texas, and known as Mercantile Center One Building (the "Building") as more particularly described in EXHIBIT A attached hereto and made a part hereof.

Lease Term:         A term of ten (10) years commencing on July 1, 1999 (the
                    "Commencement Date"), and continuing until June 30, 2009.

Basic Rental:       See Rider 1 to this lease.

Security Deposit:   - 0 -

Tenant's
Proportionate
Share: The percentage is 26.8% which expresses the ratio between the number of square feet of Rentable Area comprising the Premises (30,866), and the 115,024 square feet of Rentable Area contained in the Building.

Rentable Area:      Shall refer to (i) in the case of a single tenancy floor,
                    all floor area within the inside surface of the outer glass or exterior walls of the Building,

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                    excluding only the areas ("Service Areas" or "Building
                    Common Areas" "Common Areas") within the outside walls used for elevator equipment rooms, building stairs, fire towers, elevator shafts, flues, vents, stacks, pipe shafts, and vertical ducts, but including any Service Areas which are for the specific use of the particular tenant, such as special stairs or elevators, plus an allocation of the square footage of the Building's lobbies, corridors, mechanical rooms, vending areas, meeting rooms, recreational areas, and the like for the use of all tenants in the Building, and (ii) in the case of a floor to be occupied by more than one tenant, all floor areas within the inside surface of the outer glass or exterior walls enclosing the Premises on such floor and measured to the midpoint of the walls separating the Premises from areas leased by or held for lease to other tenants or from Common Areas, plus an allocation of all the Common Areas located on such floor, plus an allocation of the square footage of the Building's lobbies, vending areas, meeting rooms, recreational areas, and the like for the use of all tenants in the Building.
                    No deductions from Rentable Area shall be made for columns or projections necessary to the Building. The Rentable Area in the Premises will be calculated on the basis of the foregoing definition and stipulated for all purposes hereof to be 30,866 square feet.

Estimated
Commencement
Date:               July 1, 1999.

Base Year
Expenses:           The total amount of actual Operating Expenses incurred with respect to the Building during the 1999 calendar year.

The foregoing Basic Lease Information and definitions are hereby incorporated into and made a part of the lease identified hereinabove. Each reference in the lease to any of the information and definitions set forth in the Basic Lease Information shall mean and refer to the information and definitions hereinabove set forth and shall be used in conjunction with and limited by all references thereto in the provisions of the lease. In the event of any conflict between any Basic Lease Information and the lease, the lease shall control.

LANDLORD:                     TENANT:

MERCANTILE PARTNERS, L.P.,             FLASHNET COMMUNICATIONS, INC.,
a Texas limited partnership            a Texas corporation

By:  Mercantile Corporation            By: /s/ M. Scott Leslie
     of Fort Worth, a Texas            Printed Name: M. Scott Leslie
     corporation, General              Title:  President
     Partner


     By: /s/ Richard Griffin
        ---------------------------
     Printed Name: Richard Griffin
                  -----------------
     Title: Vice President
           ------------------------

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                                  TABLE OF CONTENTS

                                                                                 Page
1.   DEFINITIONS AND BASIC PROVISIONS. . . . . . . . . . . . . . . . . . . . . . . .1

2.   LEASE GRANT; OPTION TO RENEW;
     SPECIAL TERMINATION PROVISION . . . . . . . . . . . . . . . . . . . . . . . . .1

3.   RENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3

4.   LANDLORD'S OBLIGATIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .3

5.   TENANT'S ADDITIONAL RENTAL OBLIGATION . . . . . . . . . . . . . . . . . . . . .6

6.   CONSTRUCTION OF FINISH WORK IN PREMISES . . . . . . . . . . . . . . . . . . . .7

7.   USE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6

8.   TENANT'S REPAIRS AND ALTERATIONS. . . . . . . . . . . . . . . . . . . . . . . .8

9.   ASSIGNMENT AND SUBLETTING . . . . . . . . . . . . . . . . . . . . . . . . . . .9

10.  INDEMNITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12

11.  SUBORDINATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13

12.  RULES AND REGULATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14

13.  INSPECTION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13

14.  CONDEMNATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15

15.  FIRE OR OTHER CASUALTY. . . . . . . . . . . . . . . . . . . . . . . . . . . . 16

16.  HOLDING OVER. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17

17.  TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17

18.  EVENTS AND DEFAULT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17

19.  REMEDIES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18

20.  SURRENDER OF PREMISES . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19

2l.  ATTORNEYS' FEES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20

22.  LANDLORD'S LIEN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20

23.  MECHANICS' LIENS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20

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24.  NO SUBROGATION; LIABILITY INSURANCE . . . . . . . . . . . . . . . . . . . . . 20

25.  TENANT'S NEED FOR LARGER SPACE;
     RIGHT OF FIRST REFUSAL. . . . . . . . . . . . . . . . . . . . . . . . . . . . 22

26.  CHANGE OF BUILDING NAME . . . . . . . . . . . . . . . . . . . . . . . . . . . 22

27.  ESTOPPEL CERTIFICATES . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22

28.  NOTICES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23

29.  FORCE MAJEURE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23

30.  SEVERABILITY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23

31.  AMENDMENTS; BINDING EFFECT. . . . . . . . . . . . . . . . . . . . . . . . . . 24

32.  QUIET ENJOYMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24

33.  GENDER. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24

34.  JOINT AND SEVERAL LIABILITY . . . . . . . . . . . . . . . . . . . . . . . . . 24

35.  PERSONAL LIABILITY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25

36.  CERTAIN RIGHTS RESERVED BY LANDLORD . . . . . . . . . . . . . . . . . . . . . 25

37.  NOTICE TO LENDER. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26

38.  CAPTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26

39.  PLACE OF PERFORMANCE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26

40.  BROKERAGE COMMISSION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26

41.  GOVERNING LAW . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26

42.  RECORDING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27

43.  ACCORD AND SATISFACTION . . . . . . . . . . . . . . . . . . . . . . . . . . . 27

44.  TIME OF ESSENCE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27

45.  AUTHORITY TO EXECUTE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27

46.  DISCLAIMER. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27

47.  TENANT'S OBLIGATIONS REGARDING HAZARDOUS SUBSTANCES . . . . . . . . . . . . . 28

48.  RIGHT TO CONTEST. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33

49.  PARKING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33

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50.  MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33


Exhibit A - Outline of Premises

Exhibit B - Rules and Regulations

Exhibit C - Work Letter

Exhibit D - Tenant's Parking Area

Exhibit E - Memorandum of Lease Agreement

Exhibit F - Sign Criteria



Rider 1 - Schedule of Basic Rental

                                   LEASE AGREEMENT

          THIS LEASE AGREEMENT is entered into as of the Lease Date by and between Landlord and Tenant.

                                 W I T N E S S E T H:

1.        DEFINITIONS AND BASIC PROVISIONS

          The definitions and basic provisions set forth in the Basic Lease Information (the "Basic Lease Information") executed by Landlord and Tenant contemporaneously herewith are incorporated herein by reference for all purposes and shall be used in conjunction with and limited by the references thereto in the provisions of this lease.

2.        LEASE GRANT; OPTION TO RENEW; SPECIAL TERMINATION PROVISION

          Landlord, in consideration of the rent to be paid and the other covenants and agreements to be performed by Tenant and upon the terms hereinafter stated, does hereby lease, demise and let unto Tenant the Premises, as generally outlined on the plan attached hereto as EXHIBIT A, commencing on the Commencement Date and ending on the last day of the Lease Term, unless sooner terminated as herein provided. If this lease is executed before the Premises become vacant, or otherwise available and ready for occupancy, or if any present tenant or occupant of the Premises fails to vacate the Premises prior to the Estimated Commencement Date of this lease, Landlord shall not be deemed to be in default hereunder, and Tenant agrees to accept possession of the Premises on such date as Landlord is able to tender the same, which date shall be deemed to be the Commencement Date of this lease for all purposes, and this lease shall continue for the Lease Term specified in the Basic Lease Information. However, in the event that Landlord fails to deliver possession of the Premises to Tenant within 120 days after the Estimated Commencement Date unless such delay is caused by any of the matters referred to in paragraph 4 of EXHIBIT C to this lease, Tenant may, as Tenant's sole remedy, terminate this lease if Landlord receives from Tenant within twenty (20) days after the expiration of such 120 day period written notice that Tenant is terminating this lease. If Landlord does not receive from Tenant such written notice of termination within such twenty
(20) day period, then Tenant shall be deemed to have waived Tenant's right to terminate this lease under this SECTION 2. By occupying the Premises, Tenant shall be thereafter deemed to have accepted the same as suitable for the purpose herein intended and to have acknowledged that the same comply fully with Landlord's obligations under this lease, notwithstanding that certain "punch list" type items may not have been completed. Within ten (l0) days after written request of Landlord, Tenant agrees to give Landlord a letter confirming the Commencement Date and certifying that Tenant has accepted delivery of the Premises and that the condition of the Premises complies with Landlord's obligations hereunder. Tenant hereby waives any implied or express warranties of habitability, suitability, merchantability, quality, condition or fitness for a particular purpose with respect to the Premises. In addition, the taking of possession of the Premises by Tenant shall be conclusive evidence that Tenant has inspected the Premises and is thoroughly familiar with its condition, and Tenant hereby accepts the Premises as being in good and satisfactory condition and suitable for Tenant's intended commercial purpose.

          Tenant shall have, and is hereby given, one (1) option to renew and extend the Lease Term, such option to follow upon the expiration of the initial Lease Term of this lease, provided that at the time the option to renew is exercised, this lease shall be in full force and effect and Tenant shall not be in default hereunder. Such renewal option shall be for a term of five (5) years. Such option shall be exercised by Tenant's giving written notice of its intention to renew and extend the term of this lease to Landlord at least One Hundred Twenty (120) days before the expiration of the initial Lease Term. If Landlord does not receive Tenant's written notice of its intention to renew at least One Hundred Twenty (120) days before the expiration of the initial Lease Term, then Tenant shall be deemed to have waived Tenant's option to renew. The renewal and extension of this lease shall be on and under the same covenants, agreements, terms, provisions, and conditions as are contained herein for the initial Lease Term, except the Basic Rental (as hereinafter defined) shall be the then-current Market Rental Rate (as hereinafter defined). The term "Market Rental Rate" shall be that rate charged for the leasing of space of comparable size and conditions in comparable buildings in the Fort Worth, Texas real estate market, by further taking into consideration the following: (i) the location, quality and age of the Building; (ii) the use, location, size and/or floor level of the space in question; (iii) the extent of leasehold improvements; (iv) abatements (including with respect to base rental, operating expenses, real estate taxes, and parking charges); (v) relocation, moving allowances, space and planning allowances; (vi) refurbishment and repainting allowances; (vii) distinction between "gross" and "net" lease and the services to be provided;
(viii) base year and dollar amount for escalation purposes (both operating expenses and real estate taxes) and inclusion or exclusion of electricity charges; (ix) credit standing and financial stature of the tenant; (x) term or length of lease; (xi) whether a broker is representing the tenant; and
(xii) any other relevant term or condition in making such "fair market value." In the event that Landlord and Tenant are unable to agree on the "Market Rental Rate" then, at Landlord's or Tenant's option, same shall be submitted to arbitration with specific methodology which shall be mutually acceptable to Landlord and Tenant.

          Tenant may terminate this lease effective as of the fifth (5th) anniversary of the Commencement Date by written notice to Landlord delivered on or before six (6) months before such fifth (5) anniversary of the Commencement Date. If Tenant elects to terminate this lease, Tenant shall make a payment in cash ("Cancellation Payment") to Landlord within thirty
(30) days after the date of such termination notice in the

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amount of $694,693.41. Such Cancellation Payment is calculated based on the following components: (i) $403,153.75 for unamortized Finish Work;(ii) $102,228.19 for unearned leasing commission; and (iii) $189,311.47 for unpaid rent.] Neither Landlord nor Tenant shall have any obligations to the other following such termination and payment by Tenant to Landlord of the Cancellation Payment except for those obligations of Landlord and Tenant which survive the expiration or termination of this lease as specified in this lease. In the event Landlord has not received from tenant written notice of termination of this lease on or before that date which is six (6) months before the fifth (5th) anniversary of the Commencement Date, Tenant shall be deemed to have waived Tenant's right to terminate this lease pursuant to this SECTION 2.

3.        RENT

          In consideration of this lease, Tenant promises and agrees to pay Landlord the Basic Rental (subject to adjustment as hereinafter provided) without demand, deduction or set off, for each month of the Lease Term. The first such monthly installment of Basic Rental shall be payable by Tenant to Landlord on the Commencement Date and continuing thereafter on or before the first day of each succeeding calendar month during the Lease Term. Rent (herein meaning Basic Rental, as adjusted, Additional Rental, plus any other monetary sums due from Tenant to Landlord pursuant to the terms of this lease) for any fractional month at the beginning of the Lease Term shall be prorated based on one three hundred sixty-fifth (1/365) of the current annual Basic Rental for each day of the partial month that this lease is in effect, and shall be due and payable on or before the Commencement Date. In the event any installment of Rent is not received within ten (l0) days after the due date thereof (without in any way implying Landlord's consent to such late payment) Tenant, to the extent permitted by law, agrees to pay, in addition to said installment of the Rent, a late payment charge equal to seven percent (7%) of the installment of the Rent, it being understood that said late payment charge shall constitute liquidated damages (but shall not void the occurrence of an event of default or eliminate any of Landlord's remedies therefor) and shall be for the purposes of reimbursing Landlord for the additional costs and expenses which Landlord presently expects to incur in connection with the handling and processing of late installment payments of the Rent; and Tenant and Landlord agree that the damages suffered by Landlord in the event of any such late payment(s) are not capable of being ascertained precisely, and that the foregoing charge constitutes a reasonable and good faith estimate by the parties of the extent of such damages. Notwithstanding the foregoing, such late charges shall not apply to any sums which may have been advanced by Landlord to or for the benefit of Tenant pursuant to the provisions of this lease, it being understood that such advanced sums shall bear interest, which Tenant hereby agrees to pay to Landlord, at the lesser of eighteen percent (18%) per annum or the maximum rate of interest permitted by law to be charged Tenant for the use or forbearance of such money.

4.        LANDLORD'S OBLIGATIONS

          a. Subject to the limitations hereinafter set forth, while Tenant is occupying the Premises Landlord agrees to furnish Tenant facilities to provide (i) water (hot, cold and refrigerated) at those points of supply provided for general use of tenants of the Building; (ii) heated and refrigerated air conditioning in season, at such times as Landlord normally furnishes these services to all tenants of the Building, and at such temperatures in the Premises as Tenant determines based on Tenant's own thermostat settings and in such amounts as are considered by Landlord to be standard,(iii) janitorial service to the Premises on weekdays other than holidays for Building standard installations (it being understood that Landlord reserves the right to bill Tenant separately for extra janitorial service required by reason of non-standard installations) and such window washing as may from time from time in the Landlord's judgment be reasonably required; (iv) operatorless passenger elevators for ingress and egress to the floors on which the Premises are located, in common with other tenants, provided that Landlord may reasonably limit the number of elevators to be in operation at times other than during customary business hours for the Building and on holidays; and (v) replacement of Building standard light bulbs and fluorescent tubes, provided that Landlord's standard charge for such bulbs and tubes shall be paid by Tenant as part of the Actual Operating Expenses. In addition, Landlord agrees to maintain the Common Areas and other public areas of the Building in reasonably good order and condition, except for damage occasioned by Tenant, or its employees, agents or invitees. If Tenant shall desire any of the services specified in this SECTION 4 at night or on Saturday, Sunday or holidays, such service or services shall be supplied to Tenant only at the written request of Tenant delivered to Landlord before 12:00 noon on the business day preceding such requested extra usage, and Tenant shall pay to Landlord as Additional Rental the amount charged to Tenant for such service or services immediately upon receipt of a bill therefor.

          b. Landlord, subject to payment by Tenant as set forth below, shall make available to Tenant facilities to provide all electrical current required by Tenant for normal use and occupancy of the Premises and further shall make available electric lighting and current for the Common Areas in the manner and to the extent deemed by Landlord to be standard. The electrical service to the Premises shall be separately metered. Landlord shall have such separate metering installed as part of the Finish Work and paid for out of the Finish Budget. Tenant will be billed monthly from such separately metered electricity and reimburse Landlord on demand for all charges for such separately metered electricity, provided that no such separate metering shall relieve Tenant from its obligation to pay Tenant's Proportionate Share of electrical charges or other utility charges as well as Tenant's Proportionate Share of electrical charges of all electricity and other utilities used in operating the Building (other than those tenants' premises which are submetered), the Common Areas, lobbies and other portions of the Building. If the electrical service to the Premises is ever not separately metered, then Tenant shall reimburse Landlord on demand for Tenant's Proportionate Share of all charges for electrical service and other utilities consumed within the

Building and all other utility charges for utility services to the Building and the Common Area, lobbies and other public portions of the Building. Without Landlord's prior written consent which shall not be unreasonably withheld, Tenant shall not install any equipment which shall require for its use other than the normal electrical current or other utility service; provided, however, that Tenant may utilize electronic data processing equipment which uses 220 volt power; and Landlord agrees, at Tenant's sole cost and expense, to provide the electrical facilities for such equipment. Whenever heat generating machines or equipment (other than general office machines which use 110 volt electrical power) which affect the temperature otherwise maintained by the air conditioning system or otherwise overload any utility are used in the premises by Tenant, Landlord shall have the right to install supplemental air conditioning units or other supplemental equipment in the Premises, and the cost thereof, including the cost of installations, operation, use and maintenance, shall be paid by Tenant to Landlord on demand. The obligation of the Landlord hereunder to make available such utilities shall be subject to the rules and regulations of the supplier of such utilities and of any municipal or other governmental authority regulating the business of providing such utility service. Landlord shall not in any wise be liable or responsible to Tenant for any loss or damage or expense which Tenant may sustain or incur if either the quantity or character of any utility service is changed or is no longer available or is no longer suitable for Tenant's requirements. Tenant covenants and agrees that at all times its use of electric current shall never exceed the capacity of existing feeders to the Building or the risers or wiring installations. Any riser or risers or wiring necessary to meet Tenant's excess electrical requirements will be installed by Landlord at the sole cost and expense of Tenant (if, in Landlord's reasonable judgment, the same are necessary and will not cause permanent damage or injury to the Building or the Premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations, repairs, or expense or interfere with or disturb other tenants or occupants). Tenant may install, with Landlord's prior written approval, a 200 kilowatt generator to provide emergency electric service to the Premises.
 Landlord agrees to reasonably cooperate with Tenant in placing the generator and running conduit and wiring. The cost of such generator, conduit, wiring and installation shall be paid out of the Finish Allowance (as hereinafter defined).

          c. Failure to any extent to make available, or any slow-down, stoppage or interruption of, these defined services resulting from any cause other than Landlord's gross negligence or intentional act or omission (including, but not limited to, Landlord's compliance with (i) any published requirements or (ii) any requirements now or hereafter established by any governmental agency, board or bureau having jurisdiction over the operation and maintenance of the Building) shall not render Landlord liable in any respect for damages to either person, property or business nor be construed as an eviction of Tenant or entitle Tenant to an abatement of rent, nor relieve Tenant from fulfillment of any covenant or agreement hereof. Should any equipment or machinery furnished by Landlord break down or for any cause cease to function properly, Landlord shall use reasonable diligence to repair same promptly, but Tenant shall have no claim for abatement of Rent or damages on account of any interruptions in service occasioned thereby or resulting therefrom. If any such stoppage or interruption prevents Tenant from occupying the Premises for the purposes specified in this lease for a period of five (5) consecutive days, then the Basic Rental shall be abated for the period beginning on the sixth (6th) day on which Tenant was prevented from so occupying the Premises until that day on which Landlord advises Tenant that Tenant may resume occupancy of the Premises. If such stoppage or interruption prevents Tenant from occupying the Premises for the purposes specified in this lease for a period of twenty-one (21) or more consecutive days, then Tenant may terminate this lease if Tenant gives such notice of termination to Landlord within thirty (30) days after the day Tenant was prevented from so occupying the Premises because of such interruption or stoppage.

          d. Notwithstanding any expiration or termination of this lease prior to the expiration of the stated Lease Term, Tenant's obligations to pay any and all Additional Rental pursuant to this SECTION 4 or SECTION 5 hereof shall continue and shall cover all periods up to the expiration of the stated Lease Term. Tenant's obligation to pay any and all Additional Rental or other sums owing by Tenant to Landlord under this lease shall survive any expiration or termination of this lease.

          e. Landlord shall maintain casualty insurance on the Building at all times during the Lease Term for the full replacement cost value of the Building. Such insurance shall be written by insurance companies rated "A" or better by A.M. Best Company, Inc. The deductible on such insurance shall not exceed $50,000.00.

          f. Landlord shall be required at all times to maintain proper site drainage for the land on which the Building is located in order to prevent material water accumulation on any portion of such land. Upon development of the adjacent sites, Landlord will be required to properly engineer the site drainage for these sites so that such development does not adversely effect drainage of the land on which the Building is located.

5.        TENANT'S ADDITIONAL RENTAL OBLIGATION

          a. Beginning on January 1, 2000 and continuing on January 1, of each calendar year thereafter, Tenant shall pay to Landlord each calendar year Additional Rental (herein so called) equal to (i) Tenant's Proportionate Share of the increases in the Actual Operating Expenses (defined below) for the Building for the prior calendar year, minus (ii) the Base Year Expenses multiplied by Tenant's Proportionate Share. Additional Rental shall be prorated on a daily basis for each partial calendar year in the Lease Term. Tenant's Proportionate Share shall be the ratio which the Rentable Area in the Premises (adjusted for office expansions) bears to the Rentable Area in the Building. In no event shall Tenant be entitled to any refund, credit or payment if Tenant's Proportionate Share of the Actual Operating Expenses for the Building for any calendar year is less than the Base Year Expenses multiplied by the number of square feet of Rentable Area in the Premises.

          b. Actual Operating Expenses shall include all expenses, costs and disbursements of every kind and nature incurred or paid by Landlord in connection with the ownership and/or the operation, maintenance, repair and security of the Building, and/or Landlord's interest therein, including (without limitation) such expenses as utility costs, wages (for employees directly related to the Building), landscaping, maintenance and repair costs, costs of independent contractors, fees (other than legal fees directly related to leasing activities of Landlord), insurance premiums, real estate taxes and any and all other governmental or quasi-governmental taxes or assessments of every kind and character (based on the Building being fully assessed as a completed building), management fees and owner's association assessments, (if any). Actual Operating Expenses shall not include the capitalized cost of permanent improvements (other than those installed to reduce operating costs or as may be required by law); interest, amortization or other payments on loans to Landlord (other than that incurred to finance items which are included in Actual Operating Expenses); all costs reimbursed to Landlord out of insurance proceeds or from tenants or other sources not affiliated with Landlord; and depreciation of the Building.

          c. If the Building is not fully occupied or fully assessed as a completed Building for tax purposes during any full or fractional year of the Lease Term (including the year 1999), the actual Operating Expenses shall be adjusted for such year, for purposes of calculating Tenant's Proportionate Share of Operating Expenses for such calendar year, to an amount which Landlord estimates would have been incurred in Landlord's reasonable judgment had the Building been fully occupied and fully assessed as a completed Building for tax purposes during such calendar year.

          d. Landlord shall have the right to estimate Additional Rental to accrue hereunder and Tenant shall pay to Landlord the amount of such estimate monthly with Tenant's Basic Rental payments. If Landlord estimates Additional Rental in advance, then by each April 1 during the Lease Term or as soon thereafter as practical, Landlord shall furnish to Tenant a statement of Landlord's Actual Operating Expenses for the previous calendar year. If for any calendar year the Additional Rental due from Tenant is less than the aggregate amount of the estimated payments previously paid by Tenant with respect to such Additional Rental, then, so long as Tenant is not in default hereunder, Landlord shall refund to Tenant any such overpayment (or, at Landlord's option, apply such amount against Rentals due or to become due hereunder). If for any calendar year the Additional Rental due from Tenant is greater than the aggregate amount of the estimated payments previously paid by Tenant with respect to such Additional Rental, Tenant shall pay the amount of such difference to Landlord within ten (l0) days after demand therefor by Landlord.

6.        CONSTRUCTION OF FINISH WORK IN PREMISES

          The construction of improvements in the Premises shall be governed by EXHIBIT C hereto. If Landlord is delayed in achieving Substantial Completion (as hereinafter defined) by the Completion Date because of Landlord's delays and not delays referred to in paragraph 4 of EXHIBIT C to this lease, the Commencement Date shall be postponed until Substantial Completion has been achieved and such postponement shall constitute Tenant's sole remedy and full settlement of all claims that Tenant may have against Landlord based on the delay.

7.        USE

          Tenant shall use the Premises only for providing computer and/or internet services to Tenant's customers. Tenant will not occupy or use the Premises, or permit any portion of the Premises to be occupied or used for any business or purpose other than the above-described purposes or for any use or purpose which is unlawful in part or in whole or deemed to be disreputable in any manner or extra hazardous on account of fire, nor permit anything to be done which will in any way increase the rate of insurance on the Building or its contents; and in the event that there shall be any increase in rate of insurance on the Building or its contents created by Tenant's acts or conduct of business, then such acts of Tenant shall be deemed to be an event of default hereunder and Tenant hereby agrees to pay to Landlord the amount of such insurance rate increase on demand; provided, however, that acceptance of such payment shall not constitute a waiver of any of Landlord's other rights provided herein with respect to the occurrence of an event of default. Tenant will conduct its business and control its agents, employees and invitees in such a manner as not to create any nuisance, interfere with, annoy or disturb other tenants or interfere with, annoy or disturb Landlord in the management of the Building. Tenant will maintain the Premises in a clean, healthful and safe condition and will comply with all laws, ordinances, orders, rules and regulations (state, federal, municipal and other agencies or bodies having any jurisdiction thereof) with reference to the use, condition or occupancy of the Premises. However, Landlord at it's expense shall comply with all laws, ordinances, rules and regulations (state, federal, municipal and other agencies or bodies having any jurisdiction thereof) which govern the Premises without regard to Tenant's specific use thereof. Tenant will not, without the prior written consent of Landlord, paint, install lighting, decorations, drapes, blinds or other window coverings, or install any signs, window or door lettering or advertising media of any type on or about the Premises or any part thereof.

8.        TENANT'S REPAIRS AND ALTERATIONS

          Tenant will not in any manner deface or injure the Building, and will pay the cost of repairing any damage or injury done to the Building or any part thereof by Tenant or Tenant's agents, employees or invitees. Tenant shall throughout the Lease Term take good care of the Premises and keep them free from waste and nuisance of any kind. Tenant agrees to keep the Premises, including all fixtures installed by Tenant and any plate glass and special store fronts, in good condition and make all necessary non-structural repairs except those caused by fire, casualty or acts of God covered by Landlord's insurance. The performance by Tenant of its obligations to maintain and make repairs shall only be conducted under the supervision and direction of Landlord by contractors and subcontractors approved in writing by Landlord, it being understood that Tenant shall procure and maintain and shall cause such contractors and subcontractors engaged by or on behalf of Tenant to procure and maintain insurance coverage against such risks, in such amounts and with such companies as Landlord may require in connection with any such maintenance and repair. If Tenant fails to make such repairs within fifteen (15) days after the occurrence of the applicable damage or injury Landlord may at its option make such repairs, and Tenant shall, upon demand therefor, pay Landlord for the cost thereof. At the end or other termination of this lease, Tenant shall deliver up the Premises with all improvements located thereon (except as otherwise herein provided) in good repair and condition, reasonable wear and tear excepted, and shall deliver to Landlord all keys to the Premises. Tenant will not make or allow to be made any alterations or physical additions in or upon the Premises without the prior written consent of Landlord. All alterations, additions or improvements (whether temporary or permanent in character) made in or upon the Premises, either by Landlord or Tenant, shall be Landlord's property on termination of this lease and shall remain on the Premises without compensation to Tenant. All furniture, moveable trade fixtures and equipment installed by Tenant may be removed by Tenant at the termination of this lease if Tenant so elects, and shall be so removed if required by Landlord, or if not so removed shall, at the option of Landlord, become the property of Landlord. All such installations, removals and restoration by Tenant shall be accomplished in a good workmanlike manner so as not to damage the Premises or the primary structure or structural qualities of the Building or the plumbing, electrical lines or other utilities and central systems of the Building.

9.        ASSIGNMENT AND SUBLETTING

          a. Tenant shall not, without the prior written consent of Landlord, which consent shall not be unreasonably withheld (i) assign or in any manner transfer this lease or any estate or interest therein, or (ii) permit any assignment of this lease or any estate or interest therein by operation of law, or (iii) sublet the Premises or any part thereof, or (iv) grant any license, concession or other right of occupancy of any portion of the Premises or (v) permit the use of the Premises by any parties other than Tenant, its agents and employees; and any such acts without Landlord's prior written consent shall be void and of no effect. In granting or denying its consent to a proposed assignment or subletting, Landlord may consider the financial condition, reputation, type of business and other relevant characteristics of the proposed assignee or sublessee and Landlord shall not be deemed to have unreasonably withheld its consent if such characteristics are reasonably determined to be unsatisfactory to Landlord. Notwithstanding the foregoing, Landlord agrees that Tenant may assign all, but not less than all, of Tenant's interest under this lease to an Affiliate (as hereinafter defined) of Tenant; provided, however, that Tenant shall not be relieved of any liability hereunder by virtue of such assignment. As used in the immediately preceding sentence, the term "Affiliate" shall mean a person or entity directly or indirectly, through one or more intermediaries, controlling or controlled by or under common control with Tenant; and the term "control" shall mean (i) with respect to a corporation, the right to exercise, directly or indirectly, more than 50% of the voting rights attributable to the shares of the controlled corporation, and (ii) with respect to the person or entity that is not a corporation, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of the controlled person or entity. Consent by Landlord to one or more assignments or sublettings shall not operate as a waiver of Landlord's rights as to any subsequent assignments and sublettings. Notwithstanding any assignment or subletting, Tenant and any guarantor of Tenant's obligations under this lease shall at all times remain fully responsible and liable for the payment of the Rent herein specified and for compliance with all of Tenant's other obligations under this lease. If an assignment of this lease or a subletting of the Premises should occur, the Landlord, may, at its option, collect directly from such assignee or sublessee all rents becoming due to Tenant under such assignment or sublease and apply such rent against any sums due to Landlord by Tenant hereunder, and Tenant hereby authorizes and directs any such assignee or sublessee to make such payments of rent directly to Landlord upon receipt of notice from Landlord. No direct collection by Landlord from any such assignee or sublessee shall be construed to constitute a novation or a release of Tenant or any guarantor from the further performance of its obligations hereunder. Receipt by Landlord of rent from any assignee, sublessee or occupant of the Premises shall not be deemed a waiver of the covenant in this lease contained against assignment and subletting or a release of Tenant under this lease. The receipt by Landlord of rent from any such assignee or sublessee shall be a full and complete release, discharge, and acquittance to such assignee or sublessee to the extent of any such amount of rent so paid to Landlord. Tenant shall not mortgage, pledge or otherwise encumber its interest in this lease or in the Premises.

          b. If Tenant requests Landlord's consent to an assignment of this lease or subletting of all or a part of the Premises, it shall submit to Landlord, in writing, the name of the proposed assignee or subtenant and the nature and character of the business of the proposed assignee or subtenant, the term, use, rental rate and other particulars of the proposed subletting or assignment, including without limitation, evidence satisfactory to Landlord that the proposed subtenant or assignee is financially responsible and will immediately occupy and thereafter use the Premises (or any sublet portion thereof) for the remainder of the Lease Term (or for the entire term of the sublease, if shorter). Landlord shall have the option (to be exercised within thirty (30) days from submission of Tenant's written request) to (i) approve such subletting or assignment (on such conditions as Landlord deems appropriate), (ii) disapprove such subletting or assignment (in which event this lease shall remain in full force and effect), or (iii) cancel this lease (or the applicable portion thereof as to a partial subletting) as of the commencement date stated in the above mentioned subletting or assignment. If Landlord elects to cancel this lease as provided above, then the term of this lease, and the tenancy and occupancy of the Premises by Tenant thereunder, shall cease, terminate, expire, and come to an end with respect to that portion of the Premises so assigned or sublet as if the cancellation date were the original termination date of this lease, Tenant shall pay to Landlord all costs or charges which are the responsibility of Tenant hereunder with respect to that portion of the Premises so assigned or sublet, and Tenant shall, at its own cost and expense, discharge in full any outstanding commission obligation of Landlord with respect to this lease, or any part hereof so canceled. Thereafter Landlord may lease the Premises to the prospective subtenant or assignee without liability to Tenant. If Landlord does not thus cancel this lease, the terms and provisions of SECTION 9(A) hereof will apply.

          c. If Landlord consents to any subletting or assignment by Tenant as hereinabove provided, and subsequently any rents received by Tenant under any such sublease are in excess of the rent payable by Tenant under this lease, or any additional consideration is paid to Tenant by the assignee under any such assignment, then such excess rents under any sublease or such additional consideration for an assignment shall, upon receipt by Tenant, be due and payable by Tenant to Landlord as Additional Rental hereunder, less such reasonable commissions and other reasonable third-party costs incurred by Tenant and approved by Landlord in connection with such sublease or assignment. Under no circumstances shall the rent to be paid by any such sublessee or assignee be less than the Basic Rental and Additional Rental due under this lease.

          d. In the event a bankruptcy case, whether voluntary or involuntary, is commenced by or against Tenant or any of its successors or assigns under this lease, and if any person or entity claiming rights under this lease in such bankruptcy case (hereinafter, the "Trustee") proposes to assign this lease or sublease the Premises (or any portion thereof) to any other person or entity, the Trustee shall, immediately upon receipt of any offer to accept an assignment of this lease or a sublease of the Premises (or any portion thereof), give Landlord written notice, and the Trustee shall not make application to the Court for authority to enter into any such assignment and/or sublease prior to giving 10 days written notice to Landlord. The notice to Landlord shall set forth: (1) the name and address of the party to whom the Trustee proposes to assign this lease or sublease the Premises; (2) all of the terms and conditions of such party's offer; (3) the terms and conditions upon which the Trustee intends to cure any existing defaults hereunder and to compensate Landlord for damages; (4) evidence of such party's financial ability to cure such defaults and to provide such compensation; and (5) provide evidence of such party's ability to provide adequate assurance of the future performance of Tenant's obligations under this lease. At any time prior to the effective date of such proposed assignment or sublease, the Landlord shall have the prior right and option to be exercised by notice to the Trustee, to accept an assignment of this lease or a sublease of the Premises by any other subtenant or assignee upon the same terms and conditions or for the same or better consideration as the offer made by the party to whom the Trustee proposes to assign this lease or sublet the Premises, less any brokerage commissions payable out of the consideration to be paid by the person for the assignment or sublet of this lease. If the Trustee proposes that this lease be assigned or that the Premises (or any portion thereof) be subleased to any person or entity for more than the rent provided in this lease, any and all such excess rent or other consideration payable or to be delivered in connection with such proposed assignment or sublease, shall be paid or delivered to Landlord as Landlord's exclusive property. Any and all such excess rent or other additional consideration delivered to Tenant or the Trustee shall be held in trust for the Landlord's benefit, and shall not constitute property of Tenant or the bankruptcy estate.

          Any person or entity to whom this lease is assigned or to whom the Premises (or any portion thereof) are subleased, shall be deemed, without further act or deed, to assume all of the obligations arising under this lease and each of the conditions and provisions hereof on or after the date of such assignment or sublease. Any such assignee or subtenant shall, upon the request of Landlord, forthwith execute and deliver to Landlord such instrument(s), in form and substance acceptable to Landlord, confirming such undertaking. As used herein, the term "adequate assurance" shall include in addition to the separate requirements of the Bankruptcy Code: (1) the prior delivery to Landlord of a security deposit in an amount at least equal to three times the monthly Basic Rental plus any additional amounts payable pursuant to this Lease; (2) disclosure of the source of rent and other charges to be paid in consideration for the assignment or sublease under this lease; (3) delivery of an audited financial statement dated no more than six months prior to the effective date of such proposed assignment or sublease, of the party to whom the Trustee proposes that this lease be assigned or the Premises be subleased, or of a guarantor of such party's obligations under this lease, disclosing a net worth for such party or guarantor at least equal to the annual rental plus any additional amounts payable pursuant to this lease, with such guaranty being in form and substance acceptable to Landlord; and
(4) the granting of a first priority security interest in favor of Landlord in all furniture, fixtures, and other personal property to be used by such party on the Premises. Notwithstanding the foregoing, nothing contained herein shall be deemed to be a waiver or extension by Landlord of any other requirements or rights under the Bankruptcy Code, the bankruptcy rules of procedure, or other applicable laws, including, without limitation, any specific provisions regarding shopping center leases. Nothing contained in this section shall be deemed a waiver of the Landlord's other rights or remedies under this lease in the event of any default by Tenant or the Trustee, and Landlord's acceptance of any assignee or subtenant hereunder shall not constitute a waiver of Landlord's right to exercise any remedy hereunder for any default by Tenant, or any assignee or subtenant. The provisions of this section shall apply only in the event of a proceeding under the Bankruptcy Code and shall not apply to any assignment or sublease except pursuant to the applicable provisions of the Bankruptcy Code, or any replacement statutes. The requirements set forth in this section for any assignment or sublease in a proceeding under the Bankruptcy Code are intended to define the minimal acceptable requirements for any assumption, assignment or sublease in a bankruptcy case and shall not constitute a waiver of, or in any way limit, the Landlord's right to petition any Court of competent jurisdiction for additional relief and protection beyond that set forth herein.

          e. Landlord shall have the right to transfer, assign and convey, in whole or in part, the Building and any and all of its rights under this lease, and in the event Landlord assigns its rights under this lease, Landlord shall thereby be released from any further obligations hereunder, and Tenant agrees to look solely to such successor in interest of the Landlord for performance of such obligations.

10.  INDEMNITY

          a. Landlord shall not be liable to Tenant for (i) any injury to person (except to the extent caused by the gross negligence or willful misconduct of Landlord, or its duly authorized agents or employees) or damage to property (except to the extent caused by the gross negligence or willful misconduct of Landlord, or its duly authorized agents or employees) due to the Building or any part thereof becoming out of repair or by defect in or failure of pipes or wiring, or by the backing up of drains, or by the bursting or leaking of pipes, faucets and plumbing fixtures, or by gas, water, steam, electricity or oil leaking, escaping or flowing into the Premises, except to the extent caused by its failure to meet its maintenance and repair obligations set forth in Section 4 of this Lease, or (ii) any loss, damage, or injury that may be occasioned by or through the acts or omissions of other tenants in the Building or of any other persons whatsoever, or (iii) any loss or damage to any property or person occasioned by theft, fire, act of God, public enemy, injunction, riot, insurrection, war, court order, requisition or order of governmental authority or any other matter beyond the reasonable control of Landlord. Tenant agrees that all personal property upon the Premises shall be at the risk of Tenant only, and that Landlord shall not be liable for any damage thereto or theft thereof.

          b. Tenant hereby indemnifies, defends and holds and saves Landlord whole and harmless of, from and against (i) all fines, suits, losses, costs, expenses (including, without limitation, reasonable attorneys' fees), liabilities, claims, demands, actions and judgments of every kind and character by reason of any breach, violation or non-performance of any term, provision, covenant, agreement or condition on the part of Tenant hereunder,
(ii) all fines, suits, claims, demands, actions, damages, losses, costs, expenses (including, without limitation, reasonable attorneys' fees), liabilities, and judgments suffered by, recovered from or asserted against Landlord on account of injury or damage to person or property to the extent that any such damage or injury may be incident to, arise out of, or be caused, either proximately or remotely, wholly or in part, by any act, omission, negligence or misconduct on the part of Tenant or any of its agents, servants, employees, contractors, or invitees or of any other person entering upon the Premises under or with the express or implied invitation or permission of Tenant or when any such injury or damage is the result of the violation by Tenant, or any of its agents, servants, employees, contractors, or invitees of any law, ordinance or governmental order of any kind or of any of the rules and regulations included in this lease (as such rules and regulations may hereafter at any time and from time to time be amended or supplemented), or when any such injury or damage may in any other way arise from or out of the occupancy or use by Tenant, its agents, servants, employees, contractors, or invitees of the Premises, and (iii) all fines, suits, losses, costs, expenses (including, without limitation, reasonable attorneys' fees), liabilities, claims, demands, actions, damages and judgments suffered by, recovered from or asserted against Landlord by Tenant's employees, agents, servants, contractors, or invitees. Such indemnification of Landlord by Tenant shall be effective except to the extent such damage to property or injury to person results from the gross negligence or willful misconduct of Landlord or any of its duly authorized agents or employees.

          c. Tenant covenants and agrees that in case Landlord shall be made a party to any litigation commenced by or against Tenant with respect to which Tenant has indemnified Landlord hereunder or relating to this lease or to the Premises, then Tenant shall and will pay all costs and expenses, including reasonable attorneys' fees and court costs, incurred by or imposed upon Landlord by virtue of any such litigation; and the amount of all such costs and expenses, including attorneys' fees and court costs, shall be Additional Rental payable by Tenant to Landlord upon demand. However, under no circumstances shall Tenant be obligated to indemnify Landlord for damages, losses, costs, expenses (including, without limitation, reasonable attorneys' fees), liabilities and judgments suffered by, recovered from or asserted against Landlord caused by Landlord's gross negligence or intentional act or omission. Landlord warrants to protect, indemnify, and hold Tenant harmless from and against any and all claims, damages, liabilities, or expenses arising solely out of or from (i) any breach or default in the performance of any obligation of Landlord under this lease and (ii) any gross negligence of Landlord, it's agents, employees or contractors.

11.  SUBORDINATION

          This lease and all rights of Tenant hereunder are subject and subordinate to any deeds of trust, mortgages or other instruments of security that now or hereafter cover all or any part of the Building, the Land or any interest of Landlord therein, and to any and all advances made on the security thereof, and to any and all increases, renewals, modifications, consolidations, replacements and extensions of any of such deeds of trust, mortgages or instruments of security. This provision is hereby declared by Landlord and Tenant to be self-operative and no further instrument shall be required to effect such subordination of this lease. Tenant shall, however, upon demand at any time or times execute, acknowledge and deliver to Landlord any and all instruments and certificates that in the reasonable judgment of Landlord may be necessary or proper to confirm or evidence such subordination. This lease and all rights of Tenant hereunder are further subject and subordinate to (i) all ground or primary leases in existence at the date hereof and to any and all supplements, modifications and extensions thereof heretofore or hereafter made, (ii) all applicable ordinances, laws, and regulations relating to easements, franchises and other interests or rights upon, across or appurtenant to the Building or the Land, (iii) all utility easements and agreements, and (iv) all restrictive covenants applicable to the Land. Notwithstanding the generality of the foregoing provisions of this SECTION 11. Tenant agrees that the holders of any such mortgages, deeds of trust or other security instruments shall have the right at any time to subordinate any such deeds of trust, mortgages or other instruments of security to this lease on such terms and subject to such conditions as such holders may deem appropriate in their discretion. Tenant further covenants and agrees at any time before or after the institution of any proceedings for the foreclosure of any such deeds of trust, mortgages or other instruments of security, or sale of the Building and/or Land, or any interest therein, pursuant to any such deeds of trust, mortgages or other instruments of security, to attorn to the purchaser at any such sale or foreclosure and to recognize such purchaser as Landlord under this lease.
The agreement of Tenant to attorn contained in the immediately preceding sentence shall survive any such foreclosure sale or trustee's sale. Tenant shall upon demand at any time or times, before or after any such foreclosure sale or trustee's sale, execute, acknowledge and deliver to the holder of any deed of trust, mortgage or other instrument of security which covers all or any portion of the Building or the Land any and all instruments and certificates that in the judgment of such holder may be necessary or proper to confirm or evidence such attornment or agreement to attorn.

12.  RULES AND REGULATIONS

          Tenant and Tenant's agents, employees and invitees will comply fully with all requirements of the rules and regulations of the Building and related facilities which are attached hereto as EXHIBIT B, and made a part hereof as though fully set out herein. Landlord shall at all times have the right to modify or amend such rules and regulations or to promulgate other rules and regulations in such manner as Landlord may deem advisable for the safety, care, or cleanliness of the Building and related facilities or the Premises, and for the preservation of good order therein, all of which modifications, amendments and supplements shall be carried out and observed by Tenant. Tenant shall further be responsible for the compliance with such rules and regulations, as so amended, modified or supplemented, by the employees, servants, agents, visitors and invitees of Tenant.

13.  INSPECTION

          Landlord or its officers, agents, and representatives shall have the right to enter into and upon any and all parts of Premises at all reasonable hours (or, in any emergency, at any hour and without the necessity of any prior notice) to (i) inspect same or clean or make repairs or alterations or additions as Landlord may deem necessary (but without any obligation to do so, except as expressly provided for herein) (however, if any such cleaning, repairs or alterations would unreasonably disrupt Tenant's business within the Premises, Landlord shall first orally notify Tenant prior to performing such work within the Premises) or (ii) show the Premises to prospective tenants, purchasers or lenders (after giving Tenant prior oral notice); and Tenant shall not be entitled to any abatement or reduction of rent by reason thereof, nor shall such be deemed to be an actual or constructive eviction.

14.  CONDEMNATION

          If all or any portion of the Building or the Premises should be taken for any public or quasi-public use under any governmental law, ordinance or regulation or by right of eminent domain or should be sold to the condemning authority in lieu of condemnation, Landlord (whether or not the Premises are affected thereby) may terminate this lease by giving written notice thereof to Tenant within sixty (60) days after the date of such taking or sale, in which event this lease shall terminate as of the date when physical possession of such portion of the Building or Premises is taken by the condemning authority. If upon any such taking or sale this lease shall not be thus terminated by Landlord, the Basic Rental and Additional Rental payable hereunder shall be diminished by an amount representing that part of such Basic Rental and Additional Rental as shall properly be allocable to the portion of the Premises, if any, which was so taken or sold and Landlord shall, at Landlord's sole expense, restore and reconstruct the remaining portions of the Building and the Premises to substantially their former condition, to the extent that the same, in Landlord's judgment, may be commercially feasible, but such work shall not exceed the scope of the work done by Landlord in originally constructing the Building and installing items in the Premises to be constructed and installed by Landlord in the Premises pursuant to the provisions of the work letter agreement attached as EXHIBIT C (to the extent of the items provided within the Finish Allowance but not in excess thereof); provided, however, Landlord shall not in any event be required to spend for such work an amount in excess of the amount received by Landlord as compensation or damages (over and above amounts paid to the mortgagee of the property taken) for the part of the Building or the Premises so taken. Landlord shall be entitled to receive all of the compensation awarded upon a taking of any part or all of the Building or the Premises including any award for the value of any unexpired Lease Term and for leasehold improvements to the Premises. Nothing herein shall be construed, however, to preclude Tenant from prosecuting any claim directly against the condemning authority for loss of business, loss of good will, moving expenses, damage to, and cost of removal of, trade fixtures, furniture and other personal property belonging to Tenant; provided, Tenant shall make no claim which shall diminish or adversely affect any award claimed or received by Landlord.

15.  FIRE OR OTHER CASUALTY

          In the event that the Building should be totally destroyed by fire, tornado or other casualty or in the event the Premises or the Building should be so damaged that rebuilding or repairs cannot reasonably be completed within one hundred twenty (120) days after the date of such damage, Landlord or Tenant may at its option terminate this lease, in which event the Basic Rental and Additional Rental shall be abated during the unexpired portion of this lease effective as of the date of such damage. In order for Tenant to terminate the lease as provided in the immediately preceding sentence, Tenant must give written notice to Landlord of such termination within twenty (20) days after the occurrence of such damage. If Landlord has not received from Tenant written notice terminating this lease within such twenty (20) day period, Tenant shall be deemed to have waived Tenant's right to terminate this Lease resulting from such damage under this SECTION 15. In the event the Building or the Premises should be damaged by fire, tornado or other casualty covered by Landlord's insurance, but only to such extent that rebuilding or repairs can be completed within one hundred twenty (120) days after the date of such damage, or if the damage should be more serious but neither Landlord nor Tenant elects to terminate this lease; then in either such event Landlord shall within ninety (90) days after the date of such damage commence to rebuild or repair the Building and/or the Premises and shall proceed with reasonable diligence to restore the Building and/or the Premises to substantially the same condition in which it was immediately prior to the happening of the casualty, except that (i) Landlord shall not be required to rebuild, repair or replace any part of the furniture, equipment, fixtures and other improvements which may have been placed by Tenant or other tenants within the Building or the Premises, and (ii) Landlord shall not be required to rebuild, repair or replace any portion of the Premises and the improvements thereto which are in excess of the Original Condition (as defined in EXHIBIT C hereto), except to the extent Tenant pays to Landlord insurance proceeds or other sums which are required to complete such rebuilding, repair or replacement. Further, in no event shall Landlord have any obligation to restore the Premises to any condition in excess of the improvements that can be replaced within the Finish Budget. Landlord shall allow Tenant a fair diminution of rent during the time the Premises cannot, in Landlord's reasonable opinion, be used or occupied as a result of the applicable casualty. In the event any mortgagee under a deed or trust, security agreement or mortgage on the Building should require that the insurance proceeds be used to retire the secured debt, Landlord shall have no obligation to rebuild and this lease shall terminate upon notice to Tenant. Landlord shall have no liability to Tenant for inconvenience, loss of business, or annoyance arising from any repair of any portion of the Premises or the Building. If Landlord is required by this lease or by any mortgagee or lessor of Landlord to repair or if Landlord undertakes to repair, Tenant shall pay to Landlord that amount of Tenant's insurance proceeds which insures such damage as a contribution towards such repair, and Landlord shall use reasonable efforts to have such repairs made promptly and in a manner which will not unnecessarily interfere with Tenant's occupancy. Except as herein provided, any insurance which may be carried by Landlord or Tenant against loss or damage to the Building or to the Premises shall be for the sole benefit of the party carrying such insurance and under its sole control.

16.  HOLDING OVER

          Should Tenant, or any of its successors in interest, hold over the Premises, or any part thereof, after the expiration of the Lease Term, unless otherwise agreed in writing by Landlord, such holding over shall constitute and be construed as a tenancy at will only, at a daily rental equal to 150% of Basic Rental. The inclusion of the preceding sentence shall not be construed as Landlord's consent for Tenant to hold over.

17.  TAXES

          Tenant shall be liable for all taxes levied or assessed against personal property, furniture or fixtures placed by Tenant in the Premises.
If any such taxes for which Tenant is liable are levied or assessed against Landlord, or if the assessed value of Landlord's property is increased by inclusion of personal property, furniture or fixtures placed by Tenant in the Premises, and Landlord elects to pay the taxes based on such increase, Tenant shall pay to Landlord upon demand that part of such taxes for which Tenant is liable hereunder.

18.  EVENTS OF DEFAULT

          The following events shall be deemed to be events of default by Tenant under this lease:

          a. Tenant shall fail to pay when due any Rent or other sums payable by Tenant hereunder (or under any other leases now or hereafter executed by Tenant in connection with space in the Building) and such failure continues for a period of ten (10) days after written notice to Tenant of such failure; provided, however, that if two (2) such failures shall occur in any period of twelve (12) consecutive calendar months, Tenant shall not be entitled to any notice of, or period to cure any subsequent failure; and any such subsequent failure shall immediately constitute an event of default hereunder.

          b. Tenant shall violate or fail to comply with the provisions of SECTION 9(A) hereof.

          c. Tenant shall fail to comply with or observe any other term, covenant or provision of this lease (or any other, lease now or hereafter executed by Tenant in connection with space in the Building) and such failure shall continue for thirty (30) days after written notice to Tenant of such failure; provided, however, that in the event such failure cannot reasonably be corrected within such thirty (30) day period but

Tenant commences to cure such failure within such thirty (30) day period and diligently pursues such correction to completion, an event of default shall not be deemed to have occurred.

          d. Tenant shall desert or vacate any portion of the Premises and commits an event of default under SECTION 18A, above.

          e. Tenant or any guarantor of Tenant's obligations under this lease ("Guarantor") shall file a petition under any section or chapter of the Federal Bankruptcy Code or any successor statute or any present or future comparable state law (herein collectively the "Bankruptcy Code"); or Tenant or any Guarantor shall have entered against it an order for relief in any proceedings filed against Tenant or any Guarantor under any section or chapter of the Bankruptcy Code; or a petition proposing the entry of an order for relief as against Tenant or any Guarantor under any section or chapter of the Bankruptcy Code shall be filed in any court and such petition shall not be discharged or denied within ninety (90) days after the filing thereof.

          f. Tenant or any Guarantor shall become insolvent, shall make a transfer in fraud of creditors, shall make an assignment for the benefit of creditors, shall generally not pay its debts as they become due, or shall admit in writing its inability to pay its debts as they become due.

          g. A receiver or trustee shall be appointed for all or substantially all of the assets of Tenant or any Guarantor, or of the Premises, or any of Tenant's property located thereon in any proceeding brought by Tenant or any Guarantor, or any such receiver or trustee shall be appointed in any proceeding brought against Tenant or any Guarantor and shall not be discharged within ninety (90) days after such appointment, or Tenant or such Guarantor shall consent to or acquiesce in such appointment.

19.  REMEDIES

          Upon the occurrence of any event of default specified in this lease, in addition to any other remedies available at law or in equity, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever:

          a. Terminate this lease in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, and in compliance with applicable law, enter upon and take possession and expel or remove Tenant and any other person who may be occupying said Premises or any part thereof, by force if necessary, without being liable for prosecution or any claim for damages therefor; and Tenant agrees to pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, including without limitation, damages in an amount equal to the total of (1) the costs of recovering the Premises and all other expenses incurred by Landlord in connection with Tenant's default; (2) the unpaid Rent earned as of the date of termination, plus interest thereon at the rate which is the lesser of eighteen percent (18%) per annum or the highest lawful rate;
(3) the positive excess of total Rent which Landlord would have received under this lease for the remainder of the Lease Term, but discounted to the then present value at a rate of eight percent (8%) per annum, over the fair market rental value on a net basis of the balance of the Lease Term as of the time of such default discounted to the then present value at a rate of eight percent (8%) per annum; and (4) all other sums of money and damages owing by Tenant to Landlord.

          b. In compliance with applicable law, enter upon and take possession of the Premises, without terminating this lease, and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, by force if necessary, without being liable for prosecution or any claim for damages therefor, and if Landlord so elects, relet the Premises on such terms as Landlord shall deem advisable and receive the rent therefor; and Tenant agrees to pay to Landlord on demand any deficiency that may arise by reason of such reletting for the remainder of the Lease Term, it being understood and agreed, however, that in no event shall Tenant be entitled to any rents received from such tenant or tenants which are in excess of the Rent payable by Tenant hereunder.

          c. In compliance with applicable law, enter upon the Premises by force if necessary, without terminating this lease, and without being liable for prosecution or any claim for damages therefor, and do whatever Tenant is obligated to do under the terms of this lease; and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action.

          No re-entry or taking possession of the Premises by Landlord shall be construed as an election on its part to terminate this lease, unless a written notice of such intention be given to Tenant. Notwithstanding any such reletting or re-entry or taking possession, Landlord may at any time thereafter elect to terminate this lease for a previous default. Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law or in equity, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. Landlord's acceptance of rent following an event of default hereunder shall not be construed as Landlord's waiver of such event of default. No waiver by Landlord of any violation or breach of any of the terms, provisions, and covenants herein contained shall be deemed to constitute, or be construed as, a waiver of any other violation or default. The loss or damage that Landlord may suffer by reason of termination of this lease or the deficiency from any reletting as provided for above shall include, without limitation, the expense of repossession (including attorneys' fees), any repairs or remodeling undertaken by Landlord following possession, and any brokerage fee incurred in connection with any such reletting. Should Landlord at any time terminate this lease for any default, in addition to any other remedy Landlord may have, Landlord may recover from Tenant all damages Landlord may incur by reason of such default, including the cost of recovering the Premises and the loss of rental for the remainder of the Lease Term.

20.  SURRENDER OF PREMISES

          No act or thing done by Landlord or its agents during the term hereby granted shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless the same be made in writing and signed by Landlord.

21.  ATTORNEYS' FEES

          In case it should be necessary or proper for Landlord to bring any action under this lease or to consult or place said lease, or any amount payable by Tenant hereunder, with an attorney concerning or for the enforcement of any of Landlord's rights hereunder, then Tenant agrees in each and any such case to reimburse Landlord on demand for Landlord's reasonable attorneys' fees.

22.  LANDLORD'S LIEN

          Landlord shall have, at all times, the statutory lien to secure payment of all Rent and other sums of money becoming due hereunder from Tenant, and to secure payment of any damages or loss which Landlord may suffer by reason of the breach by Tenant of any covenant, agreement or condition contained herein, upon all goods, wares, equipment, fixtures, furniture, improvements and other personal property of Tenant presently or which may hereafter be situated on the Premises, and all proceeds therefrom. Landlord may, in Landlord's sole discretion, and on a case by case basis, subordinate such lien to the security interests granted by Tenant in connection with Tenant's purchase of equipment to be located on the Premises.

23.  MECHANICS' LIENS

          Tenant will not permit any mechanic's or materialman's lien or liens to be placed upon the Premises or the Building or improvements thereon during the Lease Term caused by or resulting from any work performed, materials furnished or obligation incurred by or at the request of Tenant, and in the case of the filing of any such lien, Tenant will promptly pay same and cause such lien to be discharged or obtain a bond in an amount, and issued by a surety, acceptable to Landlord to bond any such lien. If default in payment thereof shall continue for twenty (20) days after written notice thereof from Landlord to Tenant, Landlord shall have the right and privilege at Landlord's option of paying the same or any portion thereof without inquiry as to the validity thereof, and any amounts so paid, including expenses and interest, shall be so much Additional Rental hereunder due from Tenant to Landlord and shall be repaid to Landlord immediately on rendition of a bill therefor.

24.  NO SUBROGATION; LIABILITY INSURANCE

          a. Each party hereto hereby waives any and every claim which arises or may arise in its favor and against the other party hereto, or anyone claiming through or under them, by way of subrogation or otherwise, during the Lease Term or any extension or renewal hereof for any and all loss of, or damage to, any of its property (whether or not such loss or damage is caused by the fault or negligence of the other party or anyone for whom such other party may be responsible), which loss or damage is covered by valid and collectible fire and extended coverage insurance policies, to the extent that such loss or damage is recovered under such insurance policies. Such waivers shall be in addition to, and not in limitation or derogation of, any other waiver or release contained in this lease with respect to any loss or damage to property of the parties hereto. Inasmuch as the above mutual waivers will preclude the assignment of any aforesaid claim by way of subrogation (or otherwise) to an insurance company (or any other person), each party hereto hereby agrees immediately to give to each insurance company which has issued to it policies of fire and extended coverage insurance written notice of the terms of such mutual waivers, and to have such insurance policies properly endorsed, if necessary, and only to the extent such endorsement is available on a commercially reasonable basis, to prevent the invalidation of such insurance coverages by reason of such waivers.

          b. Tenant shall procure and maintain throughout the Lease Term the following insurance: (1) All Risk insurance (excluding flood, earthquake and collapse) insuring all leasehold improvements in the Premises, Tenant's interest in the Premises and all property located in the Premises, including furniture, equipment, fittings, installations, fixtures, supplies and any other personal property, leasehold improvements and alterations, in an amount equal to the full replacement value, it being understood that no lack or inadequacy of insurance by Tenant shall in any event make Landlord subject to any claim by virtue of any theft of or loss or damage to any uninsured or inadequately insured property; (2) Business Interruption insurance in an amount that will reimburse the Tenant for direct or indirect loss of earnings attributable to all perils insured against under clause (l) above or attributable to the prevention of access to the Premises by civil authority; and sufficient to reimburse the Tenant for Rent in the event of a casualty to, or temporary taking of, the Building or the Premises; (3) Comprehensive general public liability insurance including personal injury, bodily injury, broad form property damage, operations hazard, owner's protective coverage, contractual liability, with a cross liability clause and a severability of interests clause to cover Tenant's indemnities set forth herein, and products and completed operations liability, in limits not less than $5,000,000.00 inclusive per occurrence or such higher limits as Landlord may require from time to time during the Term; (4) Worker's Compensation and Employer's Liability insurance, with a waiver of subrogation endorsement, in form and amount as required by applicable law; (5) Builder's Risk insurance on an "All Risk" basis (including flood, earthquake and collapse) on a completed value (non-reporting) form for full replacement value covering all work incorporated in the Building and all materials and equipment in or about the Premises during the course of construction of work performed by Tenant pursuant to EXHIBIT C or any alterations by Tenant until completion thereof; (6) Tenant's "All Risk" Legal Liability insurance for the replacement cost value of the Premises; and (7) Any other form or forms of insurance or any changes or endorsement to the insurance required herein as Landlord, or any mortgagee or lessor of Landlord may require, from time to time, in form or in amount.

          Tenant shall furnish full and complete copies of such insurance policies and such other evidence satisfactory to Landlord of the maintenance of all insurance coverage required hereunder, and Tenant shall obtain and deliver to Landlord a written obligation on the part of each insurance company to notify Landlord at least thirty (30) days prior to cancellation or material change of any such insurance. All such insurance shall be written by insurance companies rated "A" or better by A.M. Best Company Inc. and otherwise acceptable to Landlord.

25.  TENANT'S NEED FOR LARGER SPACE; RIGHT OF FIRST REFUSAL.

     If Tenant determines that Tenant needs more space for its business than is contained within the Premises, Tenant may so notify Landlord and request that Landlord attempt to find additional space within the Building to which Tenant may relocate. Landlord agrees to use its best efforts to locate such other space within the Building or in other buildings owned by Landlord within the Mercantile Business Park which might be suitable for Tenant's purposes. Landlord shall have no obligation to remove any existing tenant from its space in order to make such space available for Tenant or to construct any new buildings within the Mercantile Business Park for Tenant. Also, Landlord's failure to find such other space for Tenant shall not constitute a default by Landlord under this lease nor shall Tenant be entitled to exercise any rights to terminate this lease or pursue any other remedies against Landlord.

     Landlord hereby grants to Tenant a right of first refusal ("Right of First Refusal") to lease any space on the first floor of the Building (other than the Premises) which becomes available during the Lease Term and any renewal of the Lease Term which properly goes into effect. Landlord agrees to give written notice ("Landlord's Notice") to Tenant if any such space becomes available and Tenant shall have a period of three (3) days after receipt of Landlord's Notice in which to notify Landlord that Tenant desires to lease such additional space. If Landlord has not received from Tenant Tenant's notice that Tenant desires to lease such space covered by the Landlord's Notice within three (3) days after Tenant's receipt of Landlord's Notice, Tenant shall be deemed to have waived Tenant's Right of First Refusal for the space covered by the Landlord's Notice until such time in the future, if ever, that such space again becomes available. If Tenant notifies Landlord within such three (3) day period that Tenant desires to lease such space covered by the Landlord's Notice, Landlord and Tenant shall promptly enter into an appropriate amendment to this lease adding such space to the Premises and otherwise amending this lease as necessary. Landlord shall not be obligated to give the Landlord's Notice to Tenant if Tenant is in default under this lease at the time any such space becomes available.

26.  CHANGE OF BUILDING NAME

          Landlord reserves the right at any time to change the name by which the Building is designated.

27.  ESTOPPEL CERTIFICATES

          Tenant agrees to furnish from time to time when requested by Landlord, the holder of any deed of trust or mortgage or the lessor under any ground lease covering all or any part of the Building or the improvements therein or the Premises or any interest of Landlord therein, a certificate signed by Tenant confirming and containing such factual certifications and representations deemed appropriate by Landlord, the holder of any deed of trust or mortgage or the lessor under any ground lease covering all or any part of the Building or the improvements therein or the Premises or any interest of Landlord therein, and Tenant shall, within ten (10) days following receipt of said proposed certificate from Landlord, return a fully executed copy of said certificate to Landlord. In the event Tenant shall fail to return a fully executed copy of such certificate to Landlord within the foregoing ten-day period, then Tenant shall be deemed to have approved and confirmed all of the terms, certifications and representations contained in such certificate.

28.  NOTICES

          Each provision of this lease, or of any applicable governmental laws, ordinances, regulations, and other requirements with reference to the sending, mailing or delivery of any notice, or with reference to the making of any payment by Tenant to Landlord, shall be deemed to be complied with when and if the following steps are taken:

          a. All Rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord in Tarrant County, Texas, at the address set forth in the Basic Lease Information or at such other address as Landlord may specify from time to time by at least ten (10) days prior written notice delivered in accordance herewith.

          b. Any notice or document required to be delivered hereunder shall be deemed to be delivered if actually received or, if sooner and whether or not actually received, upon deposit in the United States mail, postage prepaid, certified or registered mail, with return receipt requested, addressed to the intended recipient at the appropriate address set forth in the Basic Lease Information or at such other address as the applicable party has specified by at least ten (l0) days prior written notice delivered to the other party hereto in accordance herewith.

29.  FORCE MAJEURE

          Whenever a period of time is herein prescribed for action to be taken by Landlord, Landlord shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions, delays caused by Tenant or Tenant's agents, servants, employees or contractors, or any other causes of any kind whatsoever which are beyond the reasonable control of Landlord.

30.  SEVERABILITY

          If any clause or provision of this lease is illegal, invalid or unenforceable under present or future laws effective during the Lease Term, then and in that event, it is the intention of the parties hereto that the remainder of this lease shall not be affected thereby and it is also the intention of the parties to this lease that in lieu of each clause or provision of this lease that is illegal, invalid or unenforceable, there be automatically added as a part of this lease a clause or provision as similar to such illegal invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

31.  AMENDMENTS; BINDING EFFECT

          This lease may not be altered, changed or amended, except by instrument in writing signed by both parties hereto. No provision of this lease shall be deemed to have been waived by Landlord unless such waiver be in writing signed by Landlord and addressed to Tenant, nor shall any custom or practice which may evolve between the parties in the administration of the terms hereof be construed to waive or lessen the right of Landlord to insist upon the performance by Tenant in strict accordance with the terms hereof. The terms and conditions contained in this lease shall apply to, inure to the benefit of, and be binding upon the parties hereto, and upon their respective successors in interest, legal representatives and permitted assigns, except as otherwise herein expressly provided.

32.  QUIET ENJOYMENT

          Provided Tenant has performed all of the terms and conditions of this lease, including the payment of Rent, to be performed by Tenant, Tenant shall peaceably and quietly hold and enjoy the Premises for the Lease Term, without hindrance from Landlord, subject to the terms and conditions of this lease.

33.  GENDER

          Words of any gender used in this lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

34.  JOINT AND SEVERAL LIABILITY

          If there be more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several. If there be a guarantor of Tenant's obligations hereunder, the obligations hereunder imposed upon Tenant shall be the joint and several obligations of Tenant and such guarantor and Landlord need not first proceed against Tenant before proceeding against such guarantor nor shall any such guarantor be released from its guaranty for any reason whatsoever, including without limitation, in case of any amendments hereto, waivers hereof or failure to give such guarantor any notices hereunder.

35.  PERSONAL LIABILITY

          Notwithstanding anything to the contrary contained in this lease, Tenant agrees (i) that Tenant will look solely to the estate and interest of Landlord in the Building and the Land for collection of any judgment or other judicial process requiring payment of money by Landlord for any default or breach by Landlord under this lease, and (ii) that except for Landlord's interest in the Building and the Land, neither Landlord nor its officers, directors, shareholders or other principals shall have any personal liability for the performance of any of Landlord's covenants, agreements or undertakings hereunder.

36.  CERTAIN RIGHTS RESERVED BY LANDLORD

          Landlord shall have the following rights, exercisable without notice and without liability to Tenant for damage or injury to property, persons or business and without constituting an eviction, constructive or actual, or a disturbance of Tenant's use or possession of the Premises or giving rise to any claim for setoff or abatement of rent:

          a. To decorate and to make repairs, alterations, additions, changes or improvements, whether structural or otherwise, in and about the Building, or any part thereof, and for such purposes to enter upon the Premises and, during the continuance of any such work, to temporarily close doors, entryways, public space and corridors in the Building, to interrupt or temporarily suspend Building services and facilities and to change the arrangement and location of entrances or passageways, doors and doorways, corridors, elevators, stairs, toilets, or other public parts of the Building, all without abatement of rent or affecting any of Tenant's obligations hereunder, so long as the Premises are reasonably accessible.

          b. To have and retain a paramount title to the Premises free and clear of any act of Tenant purporting to burden or encumber them.

          c. To grant to anyone the exclusive right to conduct any business or render any service in or to the Building, provided such exclusive right shall not operate to exclude Tenant from the use expressly permitted herein.

          d. To prohibit the placing of vending or dispensing machines of any kind in or about the Premises without the prior written permission of Landlord.

          e. To have access for Landlord and other tenants of the Building to any mail chutes located on the Premises according to the rules of the United States Postal Service.

          f. To take all such reasonable measures as Landlord may deem advisable for the security of the Building and its occupants, including without limitation, the search of all persons entering or leaving the Building, the evacuation of the Building for cause, suspected cause, or for drill purposes, the temporary denial of access to the Building, and the closing of the Building after normal business hours and on Saturdays, Sundays and holidays, subject, however, to Tenant's right to admittance when the Building is closed after normal business hours under such reasonable regulations as Landlord may prescribe from time to time which may include by way of example but not of limitation, that persons entering or leaving the Building whether or not during normal business hours, identify themselves to a security officer by registration or otherwise and that such persons establish their right to enter or leave the building.

37.  NOTICE TO LENDER

          If the Premises or the Building or any part thereof are at any time subject to a first mortgage or a first deed of trust or other similar instrument and this lease or all or any portion of the Rent are assigned to a mortgagee, trustee or beneficiary, as applicable, and the Tenant is given written notice thereof, including the address of such assignee, then the Tenant shall not terminate this lease or abate rentals for any default on the part of the Landlord without first giving written notice by certified or registered mail, return receipt requested, to such assignee, specifying the default in reasonable detail, and affording such assignee thirty (30) days within which to make performance, at its election, for and on behalf of the Landlord.

38.  CAPTIONS

          The captions contained in this lease are for convenience of reference only and in no way limit or enlarge the terms and conditions of this lease.

39.  PLACE OF PERFORMANCE

          ALL OBLIGATIONS OF LANDLORD AND TENANT UNDER THE TERMS OF THIS LEASE SHALL BE PAYABLE AND PERFORMABLE IN TARRANT COUNTY, TEXAS.

40.  BROKERAGE COMMISSION

          Landlord and Tenant warrant to each other that, except for any brokerage commission payable by Landlord to Stoneleigh, Huff, Brous and McDowell by separate written commission agreement, such party has had no dealings with any broker or agent in connection with the negotiation or execution of this lease and each party agrees to indemnify the other and hold the other harmless from and against any and all claims, loss, cost or expense (including attorneys' fees and expenses) or other commissions or other compensation and charges claimed by any broker or agent.

41.  GOVERNING LAW

          THE LAWS OF THE STATE OF TEXAS SHALL GOVERN THE INTERPRETATION, VALIDITY, PERFORMANCE AND ENFORCEMENT OF THIS LEASE.

42.  RECORDING

          Tenant agrees that this lease shall not be filed of record in the Office of the County Clerk of the county in which the Premises or any portion thereof is situated without Landlord's prior written consent. In lieu of recording this lease, Landlord and Tenant shall execute and record a Memorandum of Lease substantially in the form attached hereto as EXHIBIT E, and made a part hereof.

43.  ACCORD AND SATISFACTION

          No payment by Tenant or receipt by Landlord of a lesser amount than any payment of Rent or Additional Rental herein stipulated shall be deemed to be other than on account of the earliest stipulated rent or Additional Rental then due and payable, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy provided in this lease, at law or in equity.

44.  TIME OF ESSENCE

          Time is of the essence of this lease.

45.  AUTHORITY TO EXECUTE

          Landlord and Tenant represent and warrant to each other that each is fully authorized to enter into this lease without the joinder of any other person or entity, and the person executing this lease on behalf of such party has full authority to do so and that any and all corporate, partnership, joint venture or limited liability company action required has been taken.

46.  DISCLAIMER

          EXCEPT FOR LANDLORD'S OBLIGATIONS SPECIFIED IN THIS LEASE, LANDLORD HEREBY SPECIFICALLY DISCLAIMS ANY WARRANTY, GUARANTY OR REPRESENTATION, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE OF, AS TO OR CONCERNING (I) THE NATURE AND CONDITION OF THE PREMISES OR THE BUILDING, INCLUDING, BUT NOT BY WAY OF LIMITATION, THE WATER, SOIL, THE PRESENCE OR NONPRESENCE OF HAZARDOUS OR TOXIC SUBSTANCES IN, ON, ABOUT OR EMANATING FROM THE PREMISES OR THE BUILDING, GEOLOGY, AND THE SUITABILITY THEREOF AND OF THE PREMISES OR THE BUILDING FOR ANY AND ALL ACTIVITIES AND USES WHICH TENANT SHALL BE PERMITTED TO CONDUCT THEREON UNDER THIS LEASE, (II) THE MANNER, CONSTRUCTION, CONDITION AND STATE OF REPAIR OR LACK OF REPAIR OF ANY OF THE PREMISES OR THE BUILDING, AND (III) THE COMPLIANCE OF THE PREMISES OR THE BUILDING OR ITS OPERATIONS WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY GOVERNMENT OR OTHER BODY. SUBJECT TO LANDLORD'S OBLIGATIONS SPECIFIED IN THIS LEASE, THE LEASE OF THE PREMISES AS PROVIDED FOR IN THIS LEASE IS MADE ON AN "AS IS" BASIS, AND TENANT EXPRESSLY ACKNOWLEDGES THAT, IN CONSIDERATION OF THE AGREEMENTS OF THE LANDLORD HEREIN, LANDLORD MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, OR ARISING BY OPERATION OF LAW, INCLUDING, BUT IN NO WAY LIMITED TO, ANY WARRANTY OF CONDITION, HABITABILITY, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE OF THE PREMISES OR THE BUILDING. THE PROVISIONS OF THIS
SECTION 46 SHALL SURVIVE THE TERMINATION OR EXPIRATION OF THIS LEASE.

47.  TENANT'S OBLIGATIONS REGARDING HAZARDOUS SUBSTANCES

          (a) DEFINITION OF HAZARDOUS SUBSTANCES. As used in this lease, the terms "Hazardous Substance" or "Hazardous Substances" mean any substance, material or waste (regardless whether liquid, solid, gaseous, or combinations thereof, and regardless of the amount thereof) which is, or may be, or may become defined as, hazardous, toxic or in any way (and to any extent) harmful to human health or safety, to property, to wildlife or to air, soil, water or the environment in general. Such terms include, but are not limited to, any substance, material, or waste which is now or may be in the future listed in the United States Department of Transportation Hazardous Materials Table (49 CFR 172.101) or by the Environmental Protection Agency as a hazardous substance (40 CFR Part 302), and amendments thereto, or any substance, material or waste which is now regulated or may become regulated in the future under any local, state or federal law, ordinance, regulation or order; and such terms shall also include, without limitation, any material, waste or substance which is (A) petroleum or a by-product of petroleum, including fuels, (B) asbestos, (C) polychlorinated biphenyl, (D) now or in the future designated as a "hazardous substance" pursuant to Section 311 of the Clean
Water Act, 33 U.S.C. 1251, ET SEQ. (33 U.S.C. 1321) or listed pursuant to
Section 307 of the Clean Water Act (33 U.S.C. 1317), (E) now or in the future defined or listed as "hazardous waste" pursuant to Section 1004 of the Resource Conservation and Recovery Act, 42 U.S.C. 6901, ET SEQ. (42 U.S.C.
6903), (F) now or in the future defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. 9601, ET SEQ. (42 U.S.C. 9601), (G) now or in the future designated or defined as a "solid waste," a "hazardous waste" or a "hazardous substance" under the Texas Revised Civil Statutes Annotated
Article 4477-7, as amended by S.B. 1502, 71st Legislature of the State of
Texas and as partially codified as Chap. 361, Texas Health and Safety Code,
(H) now or in the future designated or defined as an "imminently hazardous chemical substance or chemical substance mixture" under the Toxic Substances Control Act (15 U.S.C. 2601 ET SEQ.), or (I) now or in the future regulated, designated or defined as actually or potentially hazardous, toxic or harmful under any other or similar environmental protection law, ordinance, regulation or order, or amendment or codification thereof.

          (b) COMPLIANCE WITH LAWS. Tenant shall at all times and in all respects comply with all current and future local, state, and federal laws, ordinances, regulations, and orders (including, without limitation, those described in Paragraph (a)) (collectively, "Hazardous Substances Laws"), and with all permits and license requirements thereunder relating to industrial and human safety or hygiene, to environmental protection, or to the use, analysis, generation, manufacture, storage, release, disposal, transportation or reporting of any Hazardous Substances.

          (c) HAZARDOUS SUBSTANCES HANDLING, REMOVAL AND DISPOSAL. Tenant shall at its own expense procure, maintain in effect, and comply with all terms and conditions of any and all permits, licenses, and other approvals required by any local, state or federal agency or political subdivision for Tenant's use of the Premises, including, without limitation, all necessary permits, licenses and approvals for any use, handling, removal or disposal of Hazardous substances and any discharge of appropriately treated materials or wastes into or through any sanitary sewer serving the Premises (which in any event shall be permitted only if Tenant gives thirty (30) days prior written notice of such proposed discharge to Landlord together with true copies of each such regulatory permit, license and approval of the same, and only if such discharge may be done without injury to any person or injury to or contamination of any property including any property of a third party or the Premises). Except as discharged into a sanitary sewer in strict accordance and compliance with all applicable Hazardous Substances Laws and without injury to any person or contamination of any property, including the Premises, Tenant shall cause any and all Hazardous Substances located in, at or upon the Premises, to be removed and transported solely by persons duly licensed and permitted by all necessary regulatory authorities to remove and transport the same, and such Hazardous Substances shall be transported only to duly licensed and permitted facilities for final disposal of such Hazardous Substances. Tenant shall in all respects handle, treat, deal with, and manage any and all Hazardous Substances, in, on, under, or about the Premises in total compliance with all applicable Hazardous Substance Laws and prudent practices regarding management of such Hazardous Substances. Upon expiration or earlier termination of the term of the lease, Tenant shall cause all Hazardous Substances to be removed from the Premises (including, but not limited to, any Hazardous Substances stored in any above ground or underground storage tank, barrel, or drum) and to be transported for use, storage, or disposal elsewhere strictly in accordance with the foregoing and in strict compliance with all applicable Hazardous Substance Laws. Tenant's obligation to remove all Hazardous Substances shall include, but is not limited to, an obligation to remedy (in the manner and with the approvals as provided in Paragraph (e)) all damages caused by Tenant, Tenant's agents, invitees, employees, contractors or representatives to the Premises in any way connected with such Hazardous Substances or the removal thereof, and to return the Premises to the Landlord in the same condition as existed at the time of Tenant's occupancy thereof.

          (d) NOTICES CONCERNING HAZARDOUS SUBSTANCES. If at anytime Tenant shall become aware, or shall have any cause to believe, that a substantial or unusual spill, leak, discharge, release or threatened release of any Hazardous Substance has occurred which is or may be in violation of any Hazardous Substance Laws or of this lease or that any Hazardous Substance has come to be located at, in, on or under the Premises in a manner which is or may be in violation of Hazardous Substances Law or this lease, Tenant shall immediately give oral notice thereof to Landlord followed within three (3) days by detailed written notice. In addition, Tenant shall immediately notify Landlord in the same manner of (A) any enforcement, cleanup, removal, or other governmental or regulatory action, or private citizen action, instituted or threatened against Tenant and/or the Premises pursuant to any Hazardous Substances Laws, (B) any claim (regardless whether under any Hazardous Substances Laws or at common law) made or threatened by any person against Tenant or the Premises or relating to damage, contribution, cost recovery, compensation, loss, or injury resulting from or claimed to result from any Hazardous Substances brought upon the Premises by Tenant and/or Tenant's employees, invitees, contractors or invitees, and (C) any reports made by any person (including Tenant), of which Tenant has knowledge, to any local, state, or federal governmental agency or political subdivision arising out of or in connection with any Hazardous Substances in or removed from the Premises, including any third party complaints, notices, warnings, or asserted violations in connection therewith. Tenant shall also supply to Landlord as promptly as possible, and in any event within three (3) days after Tenant first receives or sends the same, copies of all claims, reports, complaints, notices, warnings, or asserted violations relating in any way to the Premises or Tenant's use thereof. Regardless of any actual or suspected violations of Hazardous Substances Laws or of any provisions of this lease concerning Hazardous Substances, Tenant shall promptly deliver to Landlord copies of all Tenant's records pertaining to Hazardous Substances, including, without limitation, permits, licenses, and reports and all hazardous waste manifests reflecting the legal and proper removal, storage, transportation, and disposal of all Hazardous Substances removed from the Premises.

          (e) RESPONSES TO CLAIM CONCERNING HAZARDOUS SUBSTANCES. Tenant shall not enter into any agreement, consent, decree, or compromise in respect to any claims relating to any Hazardous Substances in, on or about the Premises nor enter into any agreement, consent decree, or compromise in respect to any claims relating to any Hazardous Substances in any way connected with the Premises without first notifying Landlord of Tenant's intention to do so and affording Landlord ample opportunity to appear, intervene, or otherwise appropriately assert and protect Landlord's interest with respect thereto. In no event shall Tenant have any authority to bind or commit Landlord or its property to any agreement, consent decree or compromise. If the presence of any Hazardous Substances in, on, under or about the Premises which results directly or indirectly in violation of any Hazardous Substances Law or in any pollution or contamination of, or any harm to, the Premises or if any federal, state or local agency or subdivision requires any cleanup, remedial, removal or restoration work at the Premises with respect to Hazardous Substances caused by Tenant or Tenant's agents, invitees, employees, representatives or contractors, Tenant shall promptly and at its sole cost and expense take all actions as are necessary to return the Premises to the condition existing prior to the introduction of any such Hazardous Substances caused by Tenant or Tenant's agents, invitees, employees, representatives or contractors; PROVIDED THAT Landlord's written approval of such actions shall first be obtained and such approval shall not be unreasonably withheld so long as such actions would not potentially have any material adverse long-term or short-term consequences to the Premises. This obligation of Tenant is continuing and shall survive the termination or expiration of this lease and any transfer, assignment, assumption or subletting of this lease and any transfer, assignment, assumption or subletting of the lease to or by another person, and in no way limits Tenant's liabilities or other obligations under this lease.

          (f) INDEMNIFICATION OF LANDLORD. Tenant shall indemnify, defend (by counsel reasonably acceptable to Landlord), protect, and hold harmless Landlord, and Landlord's property, and each of Landlord's partners, joint venturers, directors, officers, employees, agents, attorneys, successors, and assigns from and against any and all claims, liabilities, penalties, fines, judgments, liens, forfeitures, damages (including indirect or consequential damages) and losses (including, without limitation, diminution in the value of the property of a third party or of the Premises, and damages for the loss or restriction on use of rentable or usable space or of any amenity of the Premises), costs, and expenses (including attorneys' fees, engineering fees, consultant fees, and expert fees) for or with respect to the death of or injury to any person whomsoever (including attorneys' fees, engineering fees, consultant fees, and expert fees) for or with respect to the death of or injury to any person whomsoever (including third parties), or injury or damage to or contamination of any property whatsoever (including soil and ground water and property of third parties) arising from or caused in whole or in part, directly or indirectly, by (1) the presence of any Hazardous Substances in, on, under or about the Premises or any discharge, threatened release, or releases of any Hazardous Substances at, in or from the Premises caused by Tenant or Tenant's agents, invitees, employees, representatives, or contractors, or Tenant's use, analysis, storage, transportation, disposal, release, threatened release, discharge or generation of any Hazardous Substances to, in, on, under, about or from the Premises, or (2) Tenant's failure to comply with any Hazardous Substances Law, or (3) Tenant's failure to comply with or Tenant's breach of any of Tenant's covenants regarding Hazardous Substances contained in this lease. Tenant's obligations hereunder shall include, without limitation, and without regard to whether the same were foreseeable or unforeseeable, any and all costs incurred in connection with any investigation of site conditions, and any and all costs of any required or necessary repair, cleanup, detoxification, or decontamination of the Premises and the soil and ground water on or under same, and the preparation and implementation of any closure, remedial action, or other required plans in connection therewith. Tenant's obligations hereunder are continuing and shall survive the expiration or earlier termination of the term of the lease, and any transfer, assignment, assumption or subletting of the lease to or by another person. For purposes of the indemnity provisions hereof, any acts, omissions or conduct of Tenant, or by employees, agents, assignees, contractors, or subcontractors of Tenant or others acting for, at the request of, or on behalf of Tenant (regardless whether they are authorized, unauthorized, negligent, intentional, willful or unlawful), shall be strictly attributable to Tenant.

          Landlord hereby warrants and represents that to the best of Landlord's actual, current knowledge, no waste materials, no hazardous materials, including asbestos, and no hazardous substances have been disposed of or placed on the Premises except for minor spills incidental to normal operations. Landlord further warrants and represents that to the best of Landlord's actual, current knowledge, all underground tanks on the Premises were properly registered with the appropriate governmental agency and that such tanks are not leaking. Landlord hereby agrees to indemnify, defend and hold harmless Tenant from and against any and all liability, loss or expense caused by a breach of Landlord's warranty and representation made by Landlord in this paragraph. The provisions of this paragraph shall survive termination or expiration of this lease.

          (g) WITHHOLDING CONSENT TO PROPOSED TRANSFEREES. Without limiting any other provision of this lease pertaining to Tenant's assignment, subletting or transfer of this lease or Tenant's interest therein, Tenant acknowledges and agrees that it shall not be unreasonable for Landlord to withhold its consent to any proposed assignment, subletting or transfer of this lease or of Tenant's interest in this lease if the anticipated use of the Premises by the proposed assignee, subtenant or transferee (collectively, a "Transferee") involves the generation, storage, use, treatment or disposal of any Hazardous Substances. No permitted assignment, transfer, assumption or subletting of this lease shall operate to relieve or discharge Tenant of or from any of

Tenant's covenants or obligations with respect to Hazardous Substances.

          (h) ENVIRONMENTAL MONITORING, INSPECTION, ASSESSMENT AND TESTING. Landlord shall have the right to inspect Tenant's records and the Premises following 24 hours advance written notice to Tenant, any time, and at different times, to determine Tenant's compliance with all Hazardous Substances Laws and with Tenant's covenants with respect to Hazardous Substances. Such inspections may include, without limitation, an inspection of all of Tenant's records, licenses and permits pertaining in any way to Hazardous Substances; inspection and assessment of the Premises by a professional engineer or consultant of Landlord's choosing; the gathering of samples of substances, discharges, air, soil, and water; and drilling of any holes in the Premises and conducting any other invasive test or sampling which may be necessary to gather information or data. In the event any violation of any Hazardous Substances Laws or any breach of any of Tenant's covenants with respect to Hazardous Substances is disclosed or revealed by any such inspection, Tenant shall pay all costs and expenses (including all costs of inspection) to remedy the same to the standards required by all applicable laws, rules and regulations and Landlord shall have the right to terminate this lease upon thirty (30) days notice to Tenant.

          (i) CONFLICTING PROVISIONS AND CUMULATIVE EFFECT. Nothing herein limits any common law right or remedy of the Landlord or any common law duty or obligation of the Tenant with respect to the subject matter hereof. Nothing herein limits any right or remedy of the Landlord under any other term or provision of the lease or any duty or obligation of the Tenant under any other term or provision of the lease. However, in the event of any conflict between the terms and provisions of this SECTION 47 and the other terms and provisions of the lease, with respect to the manufacture, generation, analysis, storage, handling, use, treatment, reporting, release, removal, transportation or disposal of Hazardous Substances or with respect to the rights, remedies, duties and obligations in connection therewith, such conflict shall be resolved in favor of this SECTION 47, which shall control such subject. The terms, covenants, obligations, provisions and agreements contained in this SECTION 47 shall survive the termination or expiration of this lease.

48.  RIGHT TO CONTEST

          Tenant will have the right to contest by appropriate proceedings diligently conducted in good faith in the name of Tenant, or with the prior written consent of Landlord, in the name of Landlord, or both, without cost or expense to Landlord, the validity or application of any law, ordinance, order, rule, or regulation or legal requirement of any nature affecting this lease. Tenant may delay compliance with any such law, ordinance, order, rule, regulation pending the outcome of any contest proceedings, even if a lien, charge, or liability may be incurred by reason of such delay, so long as (a) such contest or delay does not subject Landlord to civil or criminal liability, (b) Tenant furnishes to Landlord security, reasonably satisfactory to Landlord, against any loss or injury by reason of any contest or delay,
(c) such contest does not impair any pending sale or financing of the Premises by Tenant, and (d) such contest, lien or charge does not put Landlord in default of any loan Landlord may have which is secured by the Premises. Landlord will not be required to join any proceedings referred to in this SECTION 48 unless the provision of any applicable law, rule, or regulation at the time in effect requires that such proceedings be brought by or in the name of Landlord. In that event, Landlord will join the proceedings or permit them to be brought in its name if Tenant pays all related expenses (including Landlord's reasonable attorneys' fees).

49.  PARKING

          During the term of this lease, Landlord shall make available to Tenant at no additional cost to Tenant, on the Parking Area depicted on EXHIBIT D attached hereto: 112 unreserved parking spaces and 5 covered, reserved parking spaces.

50.  MISCELLANEOUS

          a. Any approval by Landlord or Landlord's architects and/or engineers of any of Tenant's drawings, plans and specifications which are prepared in connection with any construction of improvements in the Premises shall not in any way be construed or operate to bind Landlord or to constitute a representation or warranty of Landlord as to the adequacy or sufficiency of such drawings, plans and specifications, or the improvements to which they relate, for any use, purpose, or condition, but such approval shall merely be the consent of Landlord as may be required hereunder in connection with Tenant's construction of improvements in the Premises in accordance with such drawings, plans and specifications.

          b. Each and every covenant and agreement contained in this lease is, and shall be construed to be, a separate and independent covenant and agreement.

          c. There shall be no merger of this lease or of the leasehold estate hereby created with the fee estate in the Premises or any part thereof by reason of the fact that the same person may acquire or hold, directly or indirectly this lease or the leasehold estate hereby created or any interest in this lease or in such leasehold estate as well as the fee estate in the leasehold premises or any interest in such fee estate.

          d. Neither Landlord nor Landlord's agents or brokers have made any representations or promises with respect to the Premises, the Building or the Land except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease.

          e. The submission of this lease to Tenant shall not be construed as an offer, nor shall Tenant have any rights with respect thereto unless and until Landlord

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

shall, or shall cause its managing agent to, execute a copy of this lease and deliver the same to Tenant.

51.  EXHIBITS AND ATTACHMENTS

          All exhibits, attachments, riders and addenda referred to in this lease and the exhibits listed hereinbelow are incorporated into this lease and made a part hereof for all intents and purposes.

          Exhibit A - Outline of Premises
          Exhibit B - Rules and Regulations
          Exhibit C - Work Letter Agreement
          Exhibit D - Tenant's Parking Area
          Exhibit E - Memorandum of Lease Agreement
          Exhibit F - Sign Criteria

          Rider 1 - Schedule of Basic Rental

          DATED as of the Lease Date.

LANDLORD:                     TENANT:

MERCANTILE PARTNERS, L.P.,             FLASHNET COMMUNICATIONS, INC.,
a Texas limited partnership            a Texas corporation

By:  Mercantile Corporation            By: /s/ M. Scott Leslie
     of Fort Worth, a Texas            Printed Name: M. Scott Leslie
     corporation, General              Title: President
     Partner


     By: /s/ Richard Griffin
        ---------------------------
     Printed Name: Richard Griffin
                  -----------------
     Title: Vice President
           ------------------------

                                      EXHIBIT A

                                 OUTLINE OF PREMISES

                                      EXHIBIT B

                                RULES AND REGULATIONS

1. The Building has protective and security systems installed. Landlord has a fire control and evacuation plan as approved by the relevant public authorities. Tenant will furnish certain key people for training in life safety emergencies. Landlord shall not, however, be deemed a guarantor of the safety of persons or property in any instance.

2.        The main lobby doors will be open from [8:00] a.m. to [6:30] p. m.
          Monday through Friday, and closed Saturdays, Sundays and Holidays. To obtain after-hours admittance, Tenant and its agents and employees must identify themselves and show need to enter the Building and comply with such other procedures as Landlord may establish from time to time.

3.        The HVAC system will be operational from [7:30] a.m. to [6:00] p.m.
          Monday through Friday. In the event HVAC is required beyond these hours, Tenant may request additional HVAC to be billed direct to Tenant. Electric heaters are not allowed in the Building.

4. The movement of Tenant's furniture, equipment, and supplies, into, within, or out of the Building, shall be restricted to time, method, and routing, as determined by Landlord. Tenant shall assume all liability and risk to people, property equipment and Building, in such movement. Landlord shall have the right to charge for after-hours operation.

5. All deliveries, of any nature, will be routed through the location or locations established by Landlord from time to time, subject to procedures established from time to time by Landlord. No deliveries will be allowed through or around the main lobby area. Likewise, dollies and freight will not be allowed on the passenger elevators.

6. There shall not be used any hand truck, flatbed, or dolly, except for those equipped with rubber tires, and in good repair.

7. The movement of heavy equipment will be required to be moved on steel, plywood or hardboard of sufficient thickness to prevent any damage.

8. Should Tenant desire to place in the Building any heavy equipment, including but not limited to, large or large concentration or heavy files, safes, electronic data processing equipment or other unusually heavy equipment, approval must be obtained from Landlord. Standard office floor loading is 70 PSF with 125 PSF in certain areas of the core.

9. Business machines and mechanical equipment shall be placed so as not to cause vibration noise and annoyance. Correction of said cause will be at Tenant's expense.

10. No additional locks or bolts of any kind shall be placed on any doors, nor shall any changes be made in the existing locks or mechanisms thereof, without the prior written approval of Landlord, which approval shall not be unreasonably withheld. Two keys to each lock will be furnished. Additional keys may be obtained, at Tenant's expense, from Landlord. Landlord may at all times keep a passkey to Premises.

11. No Tenant shall mark, paint, drill, drive nails, or screw into or in any way deface any part of the Building of which the Premises form a part without the consent of Landlord.

12. All contractors and technicians rendering any service on or to the Premises shall be referred to Landlord for approval and supervision. This provision shall apply to all work including, but not limited to, installation or changing communications equipment, electrical devices and attachments, decorating, remodeling, or any other cosmetic change to the Premises. Normal service calls and routine maintenance and repairs to Tenant's equipment is excluded from this paragraph.

13. Tenant shall notify Landlord of all accidents to or defects in HVAC equipment, plumbing, electrical, elevator, or any other part of the Premises or the Building.

14. The plumbing facilities shall not be used for any other purpose than that for which they were intended, and no foreign substance of any kind shall be placed therein. All damages resulting from any misuse of the fixtures shall be borne by the Tenant who or whose servants, employees or agents shall have caused the same.

15. Tenant shall permit Landlord, or its agent, to enter the Premises to make inspections, repairs, alterations or additions in or to the Premises or the Building, and at any time in event of emergency, permit Landlord to perform any acts related to safety protection, preservation, reletting, or improvement of the Premises or the Building.

16. Tenant shall, before leaving the Premises unattended, close and lock outside doors, turn off lights, coffee pots, and other office equipment. Damage resulting from failure to do so shall be paid for by Tenant.

17. The sidewalks, entrances, passages, curbs, elevators, vestibules, stairways, corridors, and halls shall not be obstructed or encumbered in any way by any tenant or its agents at any time. In no event shall Tenant or its agents dispose of, or store for any period of time, any item in the public areas of the Building or the Premises.

18. A mail pickup point is established for mail bags and gondolas. Gondolas will not be allowed in, on or around the main lobby area or the passenger elevators. Mail bags and gondolas shall not be left in lobbies, halls, corridors, driveways or any other areas. They must come and go via the freight elevators and to the established pickup point on the truck terminal dock, whether they are empty or full of mail.

19. No sign, door plaques, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed on any part of the exterior of the Premises Landlord will provide a standard letter type finish which will be in accordance with Building Standard graphics. Any variation of Building Standard must be submitted by drawing and description for Landlord's written approval. In the event of violation of the foregoing by any Tenant or its agents, Landlord may remove same without any liability and shall bill the expense incurred by such removal to the Tenant.

20. All materials including wall coverings and ceiling materials must meet the requirements of applicable codes. Submission for approval of all materials with complete plans and specifications including the necessary data and certification is required to verify that applicable codes have been met.

2l. Landlord will provide and maintain an alphabetical directory board in the ground floor lobby and, at Landlord's discretion, will allot appropriate name strip designations in writing.

22. Landlord reserves the right to install, maintain, or change a sign or signs on the interior, exterior, or roof of the Premises except for Tenant's signs which Landlord has previously approved in writing.

23. Landlord will not be responsible for lost or stolen personal property, equipment, money or any article taken from the Premises, regardless of how or when loss occurs.

24.       No live animals or birds shall be brought into or kept in or about the

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

          Premises.

25. No canvassing, soliciting, or peddling will be allowed on the Premises at any time.

26. The Premises shall not be used for lodging, sleeping, immoral or illegal purposes.

27. No space on the Premises shall be used for the manufacturing or sale of liquor, narcotics, or drugs in any form.

28. No showcase or other article shall be affixed to and part of the Premises. Parcels, bottles, or any other articles shall not be placed on the windowsills.

29. Tenant shall surrender and return promptly, to the Landlord, the Premises, all keys, equipment, and fixtures in as good condition as when Tenant originally took possession, ordinary wear and tear, or other casualty not caused by Tenant's negligence, excepted.

30. Tenant shall not, without the prior written consent of Landlord, serve, or allow to be served or consumed by Tenant or Tenant's agents, employees, or invitees, any alcoholic beverages in the Common Areas or any other portion of the Building. Landlord expressly reserves the right to prohibit the service or consumption of alcoholic beverages in the Common Areas or other portions of the Building, notwithstanding Landlord's prior consent to such service or consumption.

31. Smoking of all tobacco products is prohibited within any and all parts of the Building.

32. The foregoing rules and regulations are prescribed by Landlord in order to provide and maintain, to the best of Landlord's ability, orderly, clean, and desirable premises. Any difference of any of the rules and regulations must be approved in writing, by the Landlord, prior to any change. It is Landlord's desire to maintain the highest standard of dignity and good taste. Any action or condition not meeting this high standard should be reported directly to Landlord. Your cooperation will be mutually beneficial and sincerely appreciated.

                                      EXHIBIT C

                                WORK LETTER AGREEMENT

     Landlord and Tenant mutually agree as follows:

     l. FINAL PLANS. On or before March 15, 1999 ("Plan Approval Date"), Landlord and Tenant shall use their best efforts to agree on the plans and specifications for the construction of the Finish Work (as hereinafter defined). If such plans and specifications have not been approved in writing by Landlord and Tenant on or before the Plan Approval Date, either Landlord or Tenant may terminate this lease by written notice to the other given on or before March 20, 1999. The term "Final Plans" shall mean those plans and specifications approved in writing by Landlord and Tenant.

     2. CONSTRUCTION OF IMPROVEMENTS. Subject to paragraph 4 of this EXHIBIT C provided that Tenant has not committed an event of default, Landlord agrees to cause the improvements ("Finish Work") to the Premises to be constructed pursuant to and in substantial accordance with the Final Plans on or before the Completion Date (as hereinafter defined). Landlord shall not be obligated to make any improvements to the Building and/or Premises other than those specified in the Final Plans. Landlord agrees to spend up to, but not in excess of, $21.00 per square foot of Rentable Area in the Premises for the construction of such Finish Work in the Premises. Such amount is referred to in this lease as the "Finish Budget" or "Finish Allowance." The Finish Budget shall be the maximum amount that Landlord shall be obligated to spend for the Finish Work. In the event that the cost of the Finish Work exceeds the Finish Budget, Tenant shall be solely responsible for the payment of such excess. If the cost of the Finish Work is less than the Finish Budget by an amount less than $50,000.00, then Landlord shall pay to Tenant the amount that such cost was less than the Finish Budget. In the event that the cost of the Finish Work is less than the Finish Budget by an amount equal to or greater than $50,000.00, then Landlord will reduce the Basic Rental by such amount amortized over the Lease Term. If the Finish Work is constructed substantially in accordance with the Final Plans, Tenant agrees to accept the Finish Work at such time as the Landlord's architect issues a written statement that the Finish Work has been completed substantially in accordance with the Final Plans, except for minor touch-up and finishing jobs which remain to be completed (which means items remaining to be done which do not materially interfere with Tenant's use of the Premises). The term "Substantial Completion", "Substantially Completed" or "Substantially Complete" shall mean that the Finish Work has been completed substantially in accordance with the Final Plans, except for minor touch-up and finishing jobs which remain to be completed and which do not materially interfere with Tenant's use of the Premises. Subject to those matters referred to in paragraph 4 of this EXHIBIT C, Landlord agrees to achieve Substantial Completion on or before June 30, 1999

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

("Completion Date"). The date that Landlord's architect issues such written statement shall be deemed to be the date Substantial Completion was achieved. When such architect's statement has been issued, Tenant agrees to accept possession thereof (in writing, requested by Landlord) and to proceed with due diligence to install Tenant's furniture, fixtures and equipment.
Landlord agrees to proceed with due diligence to complete such touch-up and finishing items after Substantial Completion. All of the Finish Work shall be performed by contractors reasonably approved, selected and employed by Landlord. Tenant agrees to use, and the Final Plans shall specify, Building Standard (as hereinafter defined) (a) light fixtures, (b) doors, (c) ceiling tiles, and (d) hardware throughout the Premises. Whenever the term "Building Standard" is used in this Work Letter Agreement or the lease of which this Work Letter Agreement comprises a part, it shall mean the exclusive type, brand, quality and/or quantity of materials Landlord designates from time to time to be the quality or quantity to be used in the Building.

     3.   ORIGINAL  CONDITION.     Tenant acknowledges that Tenant has
inspected the Premises. The Premises, in existing condition, are hereinafter referred to as being in "Original Condition."

     4. DELAYS. It is agreed that, notwithstanding anything to the contrary contained in this lease, if Landlord shall be delayed in achieving Substantial Completion as a result of:

          (a) Landlord's and Tenant's failure to agree on the Final Plans on or before the Plan Approval Date; or

          (b) Tenant's request for materials, finishes or installations other than Landlord's Building Standard; or

          (c)  Tenant's changes in or modifications to the Final Plans; or

          (d) Tenant's failure to timely select paint, carpet, wall coverings, etc.; or

          (e) Any other delay caused by Tenant or Tenant's agents, servants, contractors or employees; or

          (f)  Any matters referred to in SECTION 29 of this lease;

          the Completion Date shall be automatically extended by the number of days of such delays and the Commencement Date shall not be postponed.

     5. ENTRY BY TENANT'S AGENTS. Landlord will permit Tenant and its agents to

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

enter the Premises prior to the date specified for the commencement of Tenant's occupancy under the lease, in order that Tenant may perform through its own contractors (to be first approved in writing by Landlord which approval shall not be unreasonably withheld) such other work and decorations as Landlord may approve at the same time that Landlord's contractors are working in the Premises. The foregoing license to enter prior to the commencement of the Lease Term, however, is conditioned upon Tenant's workmen and mechanics working in harmony and not interfering with the labor employed by Landlord, Landlord's mechanics or contractors or by any other tenant or their contractors. Such license is further conditioned upon workers' compensation and public liability insurance for bodily injury and property damage, all in amounts and with companies and on forms satisfactory to Landlord, being provided and at all times maintained by Tenant's contractors engaged in the performance of the work, and upon delivery of certificates of such insurance to Landlord prior to proceeding with the work. If at any time such entry shall cause disharmony or interference therewith, such license may be withdrawn by Landlord upon forty-eight (48) hours written notice to Tenant. Such entry shall be deemed to be under and subject to all of the terms, covenants, provisions and conditions of the lease except the covenant to pay rent. Landlord shall not be liable in any way for any injury, loss or damage which may occur to any of Tenant's decorations or installations so made prior to commencement of the Lease Term, the same being placed in the Premises solely at Tenant's risk, and Tenant agrees to indemnify and hold Landlord harmless from any and all claims, demands, actions, damages, fines, suits, losses, liabilities, expenses (including, without limitation, reasonable attorneys' fees) and judgments arising out of or relating to activities of Tenant's contractors, workmen or mechanics.

                                       RIDER 1

                               SCHEDULE OF BASIC RENTAL

     The Basic Rental for the first (1st) through the fifth (5th) years of the Lease Term shall be $439,153.75 per year ($14.23 per square foot of Rentable Area); and for the sixth (6th) through the tenth (10th) years of the Lease Term shall be $454,347.52 per year ($14.72 per square foot of Rentable Area).

                                      EXHIBIT E

                            MEMORANDUM OF LEASE AGREEMENT

THE STATE OF TEXAS       )(
                         )(
COUNTY OF TARRANT        )(

          This Memorandum of Lease Agreement (this "Memorandum") is made and entered into to be effective for all purposes as of ______________, 1999, by and between MERCANTILE PARTNERS, L.P., a Texas limited partnership ("Landlord"), and FLASHNET COMMUNICATIONS, INC., a Texas corporation ("Tenant"), as follows:

          1. Landlord and Tenant have executed that certain Lease Agreement (the "Lease") dated ____________, 1999, whereby Landlord has leased to Tenant the property described in EXHIBIT "A", attached hereto and made a part hereof (the "Property").

          2.   The Lease sets forth the above names of Landlord and Tenant.

          3. Landlord's address is 2650 Meacham Blvd., Fort Worth, Texas 76137-4203, Attention: Richard A. Griffin.

          4. Tenant's address is 3001 Meacham Blvd., Suite 100, Fort Worth, Texas 76137, Attention: Bob Carpenter.

          5. The initial term of the Lease is for a period beginning on July 1, 1999, and continuing thereafter to and including June 30, 2009, unless sooner terminated.

          6. In addition to those terms referred to above, the Lease contains numerous other terms, covenants, and conditions which affect the Property, and notice is hereby given that reference should be had to the Lease directly with respect to the details of such terms, covenants, and conditions. Copies of the Lease are maintained at the offices of Landlord and of Tenant as set forth above.

          7. This Memorandum does not alter, amend, modify, or change the Lease or the exhibits or schedules thereto in any respect. This Memorandum is executed by the parties solely for the purpose of recordation in the Real Property Records of Tarrant County, Texas, and it is the intent of the parties that it shall be so recorded and shall give notice of and confirm the Lease and exhibits and schedules thereto and all of its terms to the same extent as if all of the provisions of the Lease and exhibits and schedules thereto were fully set forth herein. The Lease and exhibits and schedules thereto are hereby incorporated by reference in this Memorandum, and the parties hereby ratify and confirm the Lease as if the Lease were being re-executed by them and recorded. In the event of any conflict between the provisions of this Memorandum and the Lease, the provisions of the Lease shall control.

          Landlord and Tenant have executed this Memorandum to be effective as of the date first above written.

                                       LANDLORD:

                                       MERCANTILE PARTNERS, L.P.,
                                       a Texas limited partnership

                                       By:  Mercantile Corporation of Fort
                                            Worth, a Texas corporation,
                                            General Partner

                                       By:
                                       Printed Name:
                                       Title:


                                       TENANT:

                                       FLASHNET COMMUNICATIONS, INC.

                                       By:
                                       Printed Name:
                                       Title:

THE STATE OF TEXAS       )(
                         )(
COUNTY OF TARRANT        )(

          The foregoing instrument was acknowledged before me on the ____ day of __________________ , 1999, by __________________, __________________ of
Mercantile Corporation of Fort Worth, a Texas corporation, General Partner of MERCANTILE PARTNERS, L.P., a Texas limited partnership, on behalf of said partnership.


                                       Notary Public, in and for
                                       the State of

My Commission Expires:                 Printed Name of Notary:

                                       _____________________


THE STATE OF _________   )(
                         )(
COUNTY OF ____________   )(

          The foregoing instrument was acknowledged before me on the ____ day of ______________, 1999, by ________________________, _______________ of
FLASHNET COMMUNICATIONS, INC., a Texas corporation, on behalf of said corporation.


                                       Notary Public, in and for
                                       the State of

My Commission Expires:                 Printed Name of Notary:

                                       _______________________